                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              JUNE 30, 2000

                            Table of Contents

                           Section I - Overview
                                                                         Page
                                                                         ----


Company Information                                                        2

Quarterly Highlights                                                       3

Portfolio Snapshot                                                         4

Organizational Chart                                                       5

Executive Management Team                                                  6

    Section II - Net Asset Valuation(1)

Net Asset Value Summary                                                    7

Net Asset Value Calculation                                                8

    Section III - Financial Information

Market Capitalization                                                      9

Shareholder Information                                                   10

Operating Statements - Including Joint Venture Activity                   11

Operating Statements - by Segment (Retail & Multi-Family)                 12

Operating Statements - Current v. Historic                                13

Net Operating Income - Same Property Performance                          14

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                                                                           Page



Funds from Operations                                                       15

Balance Sheets                                                              16

Selected Operating Ratios                                                   17

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                18

Debt Maturity Schedule                                                      20

Unencumbered Properties                                                     21

   Section IV - Portfolio information

Portfolio Overview  - By Region and Property Type                           22

Commercial Properties by Region - Summary                                   23

Commercial Properties by Region - Detail                                    24

Top 25 Tenants                                                              28

Anchor Tenant Summary                                                       29

Lease Expirations                                                           37

Residential Properties                                                      43

Properties under Redevelopment                                              44

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in any of the determinants of NAV occurs.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Quarterly Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                               Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 71% controlled by Acadia as of June 30, 2000.

As of June 30, 2000, Acadia owns or has an ownership interest in fifty-eight properties, consisting of forty-seven neighborhood and community shopping centers, three enclosed malls, two mixed-use properties (one retail/office property and one retail/residential property), five multi-family properties and one redevelopment property, all located in the Eastern and Midwestern regions of the United States.


Corporate Headquarters       20 Soundview Marketplace              Research Coverage          Donaldson, Lufkin & Jenrette
                             Port Washington, NY 11050-2221                                   Larry Raiman
                                                                                              (212) 892-2380
New York Stock Exchange      Symbol AKR

Web Site                     www.acadiarealty.com                  Investor Relations         Jon Grisham
                                                                                              Vice President
                                                                                              (516) 767-7550
                                                                                              jgrisham@acadiarealty.com

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                               Quarter Highlights

o Funds from Operations (FFO) on a per share basis increased 11% to $0.21 (excluding $0.05 of non-recurring FFO) in the second quarter 2000, up from $0.19 in the second quarter 1999

    Total FFO for the second quarter 2000 was $9.1 million, compared to $6.8 million in the second quarter 1999. FFO for the second quarter 2000 includes lease termination income of $0.05 per share, or $1.8 million, as a result of the redevelopment project at the Atrium Mall. Adjusted for this non-recurring FFO, on a per share basis (basic and fully diluted), FFO increased 11% to $0.21 in the second quarter 2000, up from $0.19 in the second quarter 1999.

    FFO for the six months ended June 30, 2000 was $16.7 million, or $0.47 per share compared with $13.9 million, or $0.38 per share for the same period in 1999. Adjusted for the non-recurring FFO as discussed above, FFO for the six months ended June 30, 2000 was $14.9 million, or $0.42 per share.

o Same property net operating income for the six months ended June 30, 2000 increased 4% over the same period in 1999

o In connection with the redevelopment of the Atrium Mall, the Company entered into a contract to sell 160,000 square feet of the building to the Target Corporation for $11.5 million

    In June 2000, the Company entered into a contract to sell approximately 160,000 square feet of the main building at the Atrium Mall, located in the Philadelphia suburb of Abington, PA, to the Target Corporation for $11.5 million. The Company will retain ownership of approximately 50,000 square feet of the building as well as outparcels and related parking areas. Following completion of the redevelopment, the center will be anchored by a Target store and a T.J. Maxx (in the Company's portion of the building) and renamed the Abington Towne Center. Redevelopment activities will also include the complete remodeling of the exterior of the main building, outparcels, parking and pylon signs. Other redevelopment projects anticipated to commence during the balance of fiscal 2000 and 2001 include the Elmwood Park Shopping Center in Elmwood Park, NJ and the Northside Mall in Dothan, AL.

o In July 2000, the Company closed on a $10 million non-recourse financing secured by one of the Company's properties

    Approximately $7.1 million of the proceeds were used to retire debt with a previous lender, with the balance available for working capital. This additional capacity supplements the $30.4 million currently available under existing facilities. The rate on the new variable-rate financing is currently 98 basis points below that of the retired variable-rate debt.

o During the second quarter of 2000, Acadia repurchased 149,305 of its shares for the quarter ended June 30, 2000

    Since the inception of the program in June of 1999, Acadia has repurchased 1,017,505 of its shares for $5.3 million. As previously announced, the Company is authorized to repurchase up to $10,000,000 of its currently outstanding common shares on the open market.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                               Portfolio Snapshot






















                              58 retail and multi-family properties

                              Approximately 11 million square feet of GLA

                              19 Eastern and Midwestern states represented

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                          JUNE 30, 2000



                          Management Team





Ross
Chairman & CEO


Kenneth F.
President


Acqusitions         Retail Leasing      Retail         Construction and    Residential   Legal  Finance and
                                        Management     Development         Management    Asset Management


Joel Braun         Timothy J. Bruce                Joseph Napolitano   Joseph W. Hogan       Robert Masters       Perry Kamerman
Sr. VP,            Sr. VP, Dir.                    VP, Property Mgt.   Sr. VP, Dir. of       Sr. VP, General      Sr. VP of
Acquisitions       of Leasing                                          Construction          Counsel              Finance


Gerard Thibodeaux  Joseph Povinelli  Robert Scholem   Ronald Johnston   Greg Sauter    Carol     Arnold   Maggie Hul   Jon
VP, Southeast      VP, Leasing       VP, Property     VP. Construction  VP,            VP &      VP,      VP,          VP, Director
Leasing                              Mgt.                               Residential    Counsel   Finance  Controller   of Financial
                                                                        Mgt.                                           Reporting


Richard Brock      Daniel Evangelista       David Bourgery       Thomas Donohue       Construction    On-site Property
Leasing            Leasing Representative   Regional Prop. Mgr.  Regional Prop. Mgr   Supervisors     Managers
Representative                                                                        2 Individuals

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                            Executive Management Team


Ross Dworman           Chairman of the Board and      Mr. Dworman is responsible for long-term strategic planning for the Company.
                       Chief Executive Officer        Mr. Dworman was President and Chief Executive Officer of RD Capital, Inc.
                                                      from 1987 until the merger of RD Capital with Mark Centers Trust in August of
                                                      1998, forming Acadia Realty Trust. From 1984 to 1987, Mr. Dworman was an
                                                      associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a
                                                      Financial Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts
                                                      Degree from the University of Pennsylvania.

Kenneth F. Bernstein   President                      Mr. Bernstein is responsible for running all day to day activities of the
                                                      Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming
                                                      Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia
                                                      Management Company LLC and Sound View Management LLC. Prior to joining RD
                                                      Capital, Mr. Bernstein was an associate with the New York law firm of Battle
                                                      Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts
                                                      Degree from the University of Vermont and his Juris Doctorate from Boston
                                                      University School of Law.


                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                              DECEMBER 31, 1999(1)

                             PORTFOLIO BREAKDOWN AND
                        NET ASSET VALUE ('NAV') ANALYSIS

                                               Private Basis
                          % of GLA            Cap Rate Range(2)           % of GAV       % of NAV
                          --------            -----------------           --------       --------
Retail 3:
Class A                      14%           9.00%     to      9.50%          30%             37%

Class B                      37%           9.50%     to     10.00%          36%             41%

Class C                      14%          10.50%     to     11.00%           9%              6%

Class D                      12%          11.50%     to     12.00%           5%              1%

Mixed-Use                     5%          11.00%     to     11.50%           5%              3%

Residential                  18%           9.25%     to      9.75%          15%             12%
                           -----          ------------------------        -----           -----
Total                       100%           9.60%     to     10.10%         100%            100%
                           =====          ========================        =====           =====
Equivalent Public Basis                   10.60%     to     11.15%
                                          ========================


Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in NAV occurs.

(2) Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents. The above capitalization rates are based on those currently in place and are subject to future changes.

(3) A,B,C & D Classifications are determined based on factors including market demographics, location, barriers to entry and strength of tenants.

Reference page 8 for additional notes related to portfolio valuation.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 1999(1)

                       Net Asset Value ('NAV') Calculation
                             (amounts in thousands)

                                                                           Notes
Net Operating income ("NOI") for the quarter ended December 31, 1999 :

    Consolidated Properties                                                                 $ 16,388
    Unconsolidated Joint Ventures                                                                590
                                                                                            --------
                                 Total NOI (4Q99)                                             16,978

Adjustments to 4Q99 NOI                                                                       (1,400)
                                                                                            --------

Adjusted quarterly NOI                                                                        15,578
                                                                                                 x 4
Adjusted annual NOI                                                                           62,312

Less straight-line ("S/L") rents                                                              (1,400)
                                                                                            --------

PUBLIC BASIS ANNUALIZED NOI (Excluding S/L Rents)                         (3),(5)            60,912

Structural reserves                                                           (2)             (2,100)
Imputed management fees (4%)                                                                  (3,600)
                                                                                            --------

PRIVATE BASIS ANNUALIZED NOI                                                                $ 55,212
                                                                                            ========

CAP RATE RANGE USED FOR VALUATION:                                            (4)
   Private Basis                                                                                9.60%           10.10%
   Equivalent Public Basis                                                                     10.59%           11.14%
                                                                                            --------         --------

Gross market value of real estate                                                            575,125          546,653

Value of other net assets                                                     (6)             38,000           38,000

Property not yet operational (at cost)                                                         7,000            7,000
                                                                                            --------         --------

GROSS MARKET VALUE OF ASSETS                                                                 620,125          591,653

Mortgage debt - Consolidated properties                                                     (326,651)        (326,651)
              - Unconsolidated Joint Ventures                                                (17,255)         (17,255)

Preferred equity                                                                              (2,212)          (2,212)

Minority interest in majority owned partnerships                                              (2,500)          (2,500)
                                                                                            --------          -------

NET MARKET VALUE OF ASSETS                                                                   271,507          243,035

Common shares and units outstanding                                                           36,208           36,208
                                                                                            --------          -------

NAV PER COMMON SHARE                                                                        $   7.50          $  6.71
                                                                                            ========          =======

SHARE PRICE - JUNE 30, 2000                                                                 $  5.688          $ 5.688
                                                                                            ========          =======

PRICE / NET ASSET VALUE                                                                           76%              85%

Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in any determinant of NAV occurs.

(2) Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(3) The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties.

(4) The above capitalization rates are based on those currently in place and are subject to future changes.

(5) Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

(6) Value of other net assets is comprised of the following:
    Cash and cash equivalents                                               $ 35,340
    Cash in escrow                                                             9,707
    Rents receivable, net of allowance and unbilled (straight-line) rent       4,962
    Prepaid expenses                                                           2,952
    Due from related parties                                                      19
    Accounts payable and accrued expenses                                     (6,385)
    Distributions payable                                                     (4,371)
    Other liabilities                                                         (4,224)
                                                                             -------
                                                                            $ 38,000

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                           Total Market Capitalization

                                                                                                            Percent of
                                                                   Percent of                              Total Market
                                                                  Total Equity                            Capitalization
                                                                  ------------                            --------------
Total Common Shares Outstanding                                      69.8%             25,145,158 1
Common O.P. Units                                                    29.1%             10,484,143
                                                                                    -------------
Combined Common Shares and O.P. Units                                                  35,629,301

Market Price as of June 30, 2000                                                    $      5.6875
                                                                                    -------------

Equity Capitalization - Common Shares and O.P. Units                                  202,641,649

Preferred O.P. Units - at cost(2)                                     1.1%              2,212,000
                                                                      ----          -------------

Total Equity Capitalization                                          100.0%           204,853,649              40.0%
                                                                     ======

Debt Capitalization                                                                   307,398,162              60.0%
                                                                                    -------------            ------

Total Market Capitalization                                                         $ 512,251,811             100.0%
                                                                                    =============            ======


Weighted Average Outstanding Common Shares and O.P. Units

                                                                     Common
                                                                    Shares 1           O.P. Units           Total
                                                                    --------           ----------           -----

Quarter ended June 30, 2000                                        25,241,794          10,484,143        35,725,937
Year-to-Date June 30, 2000                                         25,358,946          10,484,143        35,843,089

Quarter ended June 30, 1999                                        25,510,424          11,084,143        36,594,567
Year-to-Date June 30, 1999                                         25,465,071          11,084,143        36,549,214

Notes:
(1) As of June 30, 2000, the Company had purchased 974,057 shares (net of reissuance of 43,448 shares) under its Stock Repurchase Program

(2) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                             Shareholder Information

            Twelve Largest Institutional/Non-Retail Shareholders(1)

                                                                                    Percent of Out-
Shareholder                                                           Shares Held   standing Shares
-----------                                                           -----------   ---------------
Yale University                                                         3,366,616       13.4%
Rothschild Realty Investors II L.L.C.                                   3,266,667       13.0%
Howard Hughes Medical Institute                                         2,266,667        9.0%
The Board of Trustees of the Leland Stanford Junior University          2,133,333        8.5%
Harvard Private Capital Realty, Inc.                                    2,000,000        8.0%
The Vanderbilt University                                               1,346,647        5.4%
TRW Master Trust                                                        1,200,000        4.8%
Carnegie Corporation of New York                                          942,653        3.7%
Morgan Stanley Asset Management                                           452,700        1.8%
CS First Boston Inc.                                                      419,000        1.7%
Yale University Retirement Plan for Staff Employees                       403,994        1.6%
First Manhattan Company                                                   354,805        1.4%
                                                                      -----------       -----
Total of Twelve Largest Institutional/Non-Retail Shareholders          18,153,082       72.2%
                                                                      ===========       =====

Total of all Institutional/Non-Retail Shareholders                     18,967,968       75.4%
                                                                      ===========       =====

                              Operating Partnership
                                Unit Information

                                                                                      Percent
                                                                                 of Total O.P. Units
                                                                                 -------------------
Institutional/Non-Retail O.P. Unit Holders                             7,571,286        72.2%
Employee/Director O.P. Unit Holders                                    1,748,043        16.7%
Other O.P. Unit Holders                                                1,164,814        11.1%
                                                                     -----------      ------

Total O.P. Units                                                      10,484,143       100.0%
                                                                     ===========      ======

(1) Based on Schedule 13F filings with the U.S. Securities and Exchange
    Commission

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000


         Statements of Operations - Including Joint Venture Activity(1)
                        Current Year-to-Date - by Quarter
                                 (in thousands)

                                               ------------------------------------------------------------
                                                          Year-to-Date                 Current Quarter

                                                          Six months                      3 months
                                                         ended June 30,                ended June 30,
                                                              2000                            2000
                                              -------------------------------------------------------------
                                              Wholly Owned     JV         Total   Wholly Owned     JV
                                              ------------     --         -----   ------------     --
PROPERTY REVENUES
Minimum rents                                   $ 37,104    $  1,234    $ 38,338    $ 18,663    $    637
Percentage rents                                   1,340          50       1,390         589          (5)
Expense reimbursements                             7,043         472       7,515       3,199         228
Other property income(2)                           2,268          37       2,305       2,031          20
                                                --------    --------    --------    --------    --------
                                                  47,755       1,793      49,548      24,482         880
                                                --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                 9,757         166       9,923       4,457          92
Real estate taxes                                  5,627         298       5,925       2,914         149
                                                --------    --------    --------    --------    --------
                                                  15,384         464      15,848       7,371         241
                                                --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)              32,371       1,329      33,700      17,111         639


OTHER INCOME (EXPENSE)
Property management and leasing - Home office     (1,566)       --        (1,566)       (880)       --
General and administrative                        (2,578)       --        (2,578)     (1,285)       --
Interest income                                      592        --           592         262        --
Management income                                    470        --           470         220        --
Other income                                          15        --            15           5        --
                                                --------    --------    --------    --------    --------

EBIDTA(2)                                         29,304       1,329      30,633      15,433         639

Depreciation and amortization                    (10,100)       (326)    (10,426)     (5,085)       (163)
Interest expense                                 (12,616)       (652)    (13,268)     (6,261)       (325)
Loss on sale of properties                          --          --          --          --          --
                                                --------    --------    --------    --------    --------

Income before minority interest                    6,588         351       6,939       4,087         151

Minority interest                                 (2,101)       --        (2,101)     (1,274)       --
                                                --------    --------    --------    --------    --------

NET INCOME                                      $  4,487    $    351    $  4,838    $  2,813    $    151
                                                ========    ========    ========    ========    ========

                               [RESTUBBED TABLE]

                                              --------------------------------------------------------
                                              Current Quarter             Previous Quarter

                                                  3 months                     3 months
                                               ended June 30,               ended March 31,
                                                    2000                         2000
                                              --------------------------------------------------------
                                                    Total          Wholly Owned     JV         Total
                                                    -----          ------------     --         -----
PROPERTY REVENUES
Minimum rents                                     $ 19,300           $ 18,441    $    597    $ 19,038
Percentage rents                                       584                751          55         806
Expense reimbursements                               3,427              3,844         244       4,088
Other property income(2)                             2,051                237          17         254
                                                  --------           --------    --------    --------
                                                    25,362             23,273         913      24,186
                                                  --------           --------    --------    --------

PROPERTY EXPENSES
Property operating                                   4,549              5,300          74       5,374
Real estate taxes                                    3,063              2,713         149       2,862
                                                  --------           --------    --------    --------
                                                     7,612              8,013         223       8,236
                                                  --------           --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)                17,750             15,260         690      15,950


OTHER INCOME (EXPENSE)
Property management and leasing - Home office         (880)              (686)       --          (686)
General and administrative                          (1,285)            (1,293)       --        (1,293)
Interest income                                        262                330        --           330
Management income                                      220                250        --           250
Other income                                             5                 10        --            10
                                                  --------           --------    --------    --------

EBIDTA(2)                                            16,072             13,871         690      14,561

Depreciation and amortization                       (5,248)            (5,015)       (163)     (5,178)
Interest expense                                    (6,586)            (6,355)       (327)     (6,682)
Loss on sale of properties                            --                   --          --          --
                                                  --------           --------    --------    --------

Income before minority interest                      4,238              2,501         200       2,701

Minority interest                                   (1,274)              (827)       --          (827)
                                                  --------           --------    --------    --------

NET INCOME                                        $  2,964           $  1,674    $    200    $  1,874
                                                  ========           ========    ========    ========

1 Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

2 Other property income for the quarter ended June 30, 2000 includes $1,757 of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                           JUNE 30, 2000


              Statements of Operations - by Segment(1)
                 Current Year-to-Date - by Quarter
                          (in thousands)

                                                 ------------------------------------------------------------------------
                                                              Current Year-to-Date              Current Quarter

                                                                     6 months                       3 months
                                                                  ended June 30,                  ended June 30,
                                                                       2000                           2000
                                                 -----------------------------------------------------------------------
                                                 Retail   Multi-Family  Corporate     Total      Retail   Multi-Family
                                                 ------   ------------  ---------     -----      ------   ------------
PROPERTY REVENUES
Minimum rents                                   $ 31,022    $  7,316    $   --      $ 38,338    $ 15,623    $  3,677
Percentage rents                                   1,390        --          --         1,390         584        --
Expense reimbursements                             7,515        --          --         7,515       3,427        --
Other property income(2)                           2,001         304        --         2,305       1,899         152
                                                --------    --------    --------    --------    --------    --------
                                                  41,928       7,620        --        49,548      21,533       3,829
                                                --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                 7,393       2,530        --         9,923       3,220       1,329
Real estate taxes                                  5,477         448        --         5,925       2,839         224
                                                --------    --------    --------    --------    --------    --------
                                                  12,870       2,978        --        15,848       6,059       1,553
                                                --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)              29,058       4,642        --        33,700      15,474       2,276


OTHER INCOME (EXPENSE)
Property management and leasing - Home office       --          --        (1,566)     (1,566)       --          --
General and administrative                          --          --        (2,578)     (2,578)       --          --
Interest income                                     --          --           592         592        --          --
Management income                                   --          --           470         470        --          --
Other income                                        --          --            15          15        --          --
                                                --------    --------    --------    --------    --------    --------

EBIDTA(2)                                         29,058       4,642      (3,067)     30,633      15,474       2,276

Depreciation and amortization                     (9,201)     (1,008)       (217)    (10,426)     (4,643)       (510)
Interest expense                                 (11,068)     (2,150)        (50)    (13,268)     (5,502)     (1,084)
Loss on sale of properties                          --          --          --          --          --          --
                                                --------    --------    --------    --------    --------    --------

Income before minority interest                    8,789       1,484      (3,334)      6,939       5,329         682

Minority interest in Operating Partnership          --          --        (2,101)     (2,101)       --          --
                                                --------    --------    --------    --------    --------    --------

NET INCOME                                      $  8,789    $  1,484    $ (5,435)   $  4,838    $  5,329    $    682
                                                ========    ========    ========    ========    ========    ========


                               [RESTUBBED TABLE]

                                                ------------------------------------------------------------------------
                                                   Current Quarter                       Previous Quarter

                                                       3 months                               3 months
                                                     ended June 30,                        ended June 30,
                                                         2000                                   2000
                                                -----------------------------------------------------------------------
                                                  Corporate     Total      Retail   Multi-Family  Corporate     Total
                                                  ---------     -----      ------   ------------  ---------     -----
PROPERTY REVENUES
Minimum rents                                     $   --      $ 19,300    $ 15,399    $  3,639    $   --      $ 19,038
Percentage rents                                      --           584         806        --          --           806
Expense reimbursements                                --         3,427       4,088        --          --         4,088
Other property income(2)                              --         2,051         102         152        --           254
                                                  --------    --------    --------    --------    --------    --------
                                                      --        25,362      20,395       3,791        --        24,186
                                                  --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                    --         4,549       4,173       1,201        --         5,374
Real estate taxes                                     --         3,063       2,638         224        --         2,862
                                                  --------    --------    --------    --------    --------    --------
                                                      --         7,612       6,811       1,425        --         8,236
                                                  --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)                  --        17,750      13,584       2,366        --        15,950


OTHER INCOME (EXPENSE)
Property management and leasing - Home office         (880)       (880)       --          --          (686)       (686)
General and administrative                          (1,285)     (1,285)       --          --        (1,293)     (1,293)
Interest income                                        262         262        --          --           330         330
Management income                                      220         220        --          --           250         250
Other income                                             5           5        --          --            10          10
                                                  --------    --------    --------    --------    --------    --------

EBIDTA(2)                                          (1,678)      16,072      13,584       2,366      (1,389)     14,561

Depreciation and amortization                         (95)      (5,248)     (4,558)       (498)       (122)     (5,178)
Interest expense                                      --        (6,586)     (5,566)     (1,066)        (50)     (6,682)
Loss on sale of properties                            --          --          --          --          --          --
                                                  --------    --------    --------    --------    --------    --------

Income before minority interest                     (1,773)      4,238       3,460         802      (1,561)      2,701

Minority interest in Operating Partnership          (1,274)     (1,274)       --          --          (827)       (827)
                                                  --------    --------    --------    --------    --------    --------

NET INCOME                                        $ (3,047)   $  2,964    $  3,460    $    802    $ (2,388)   $  1,874
                                                  ========    ========    ========    ========    ========    ========

(1) Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Other property income for the quarter ended June 30, 2000 includes $1,757 of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000


         Statements of Operations - Including Joint Venture Activity(1)
                 Current Quarter and Year-to-Date v. Historical
                                 (in thousands)

                                              ------------------------------------------------------------------------
                                                          Current Quarter                  Historic Quarter

                                                              3 months                         3 months
                                                           ended June 30,                     ended June 30,
                                                               2000                               1999
                                              ------------------------------------------------------------------------
                                              Wholly Owned      JV        Total   Wholly Owned      JV        Total
                                              ------------      --        -----   ------------      --        -----
PROPERTY REVENUES
Minimum rents                                   $ 18,663    $    637    $ 19,300    $ 17,500    $    616    $ 18,116
Percentage rents                                     589          (5)        584         686        --           686
Expense reimbursements                             3,199         228       3,427       3,037         201       3,238
Other property income(2)                           2,031          20       2,051         252          27         279
                                                --------    --------    --------    --------    --------    --------
                                                  24,482         880      25,362      21,475         844      22,319
                                                --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                 4,457          92       4,549       4,660          68       4,728
Real estate taxes                                  2,914         149       3,063       2,564         145       2,709
                                                --------    --------    --------    --------    --------    --------
                                                   7,371         241       7,612       7,224         213       7,437
                                                --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)              17,111         639      17,750      14,251         631      14,882


OTHER INCOME (EXPENSE)
Property management and leasing - Home office       (880)       --          (880)       (767)       --          (767)
General and administrative                        (1,285)       --        (1,285)     (1,638)       --        (1,638)
Interest income                                      262        --           262         259        --           259
Management income                                    220        --           220         163        --           163
Other income                                           5        --             5           7        --             7
                                                --------    --------    --------    --------    --------    --------

EBIDTA(2)                                         15,433         639      16,072      12,275         631      12,906

Depreciation and amortization                     (5,085)       (163)     (5,248)     (4,965)       (163)     (5,128)
Interest expense                                  (6,261)       (325)     (6,586)     (5,581)       (311)     (5,892)
Loss on sale of properties                          --          --          --          --          --          --
                                                --------    --------    --------    --------    --------    --------

Income before minority interest                    4,087         151       4,238       1,729         157       1,886

Minority interest                                 (1,274)       --        (1,274)       (597)       --          (597)
                                                --------    --------    --------    --------    --------    --------

NET INCOME                                      $  2,813    $    151    $  2,964    $  1,132    $    157    $  1,289
                                                ========    ========    ========    ========    ========    ========

                               [RESTUBBED TABLE]

                                              -----------------------------------------------------------------------
                                                      Current Year-to-Date              Historic Year-to-Date

                                                             6 months                          6 months
                                                           ended June 30,                    ended June 30,
                                                               2000                              1999
                                              -----------------------------------------------------------------------
                                               Wholly Owned      JV        Total   Wholly Owned     JV         Total
                                               ------------      --        -----   ------------     --         -----
PROPERTY REVENUES
Minimum rents                                    $ 37,104    $  1,234    $ 38,338    $ 34,853    $  1,229    $ 36,082
Percentage rents                                    1,340          50       1,390       1,473          27       1,500
Expense reimbursements                              7,043         472       7,515       6,495         431       6,926
Other property income(2)                            2,268          37       2,305         496          41         537
                                                 --------    --------    --------    --------    --------    --------
                                                   47,755       1,793      49,548      43,317       1,728      45,045
                                                 --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating                                  9,757         166       9,923       9,818         150       9,968
Real estate taxes                                   5,627         298       5,925       5,115         290       5,405
                                                 --------    --------    --------    --------    --------    --------
                                                   15,384         464      15,848      14,933         440      15,373
                                                 --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES(2)               32,371       1,329      33,700      28,384       1,288      29,672


OTHER INCOME (EXPENSE)
Property management and leasing - Home office      (1,566)       --        (1,566)     (1,490)       --        (1,490)
General and administrative                         (2,578)       --        (2,578)     (3,104)       --        (3,104)
Interest income                                       592        --           592         505        --           505
Management income                                     470        --           470         319        --           319
Other income                                           15        --            15          13        --            13
                                                 --------    --------    --------    --------    --------    --------

EBIDTA(2)                                          29,304       1,329      30,633      24,627       1,288      25,915

Depreciation and amortization                     (10,100)       (326)    (10,426)     (9,651)       (325)     (9,976)
Interest expense                                  (12,616)       (652)    (13,268)    (11,005)       (623)    (11,628)
Loss on sale of properties                           --          --          --        (1,284)       --        (1,284)
                                                 --------    --------    --------    --------    --------    --------

Income before minority interest                     6,588         351       6,939       2,687         340       3,027

Minority interest                                  (2,101)       --        (2,101)       (973)       --          (973)
                                                 --------    --------    --------    --------    --------    --------

NET INCOME                                       $  4,487    $    351    $  4,838    $  1,714    $    340    $  2,054
                                                 ========    ========    ========    ========    ========    ========

(1) Quarterly results for 2000 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10K and 10Q for the corresponding periods.

(2) Other property income for the quarter ended June 30, 2000 includes $1,757 of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

             Net Operating Income (NOI) - Same Store Performance(1)
                                 (in thousands)


                                                 Current Year-to-date     Historical Year-to-date
                                                       6 Month                    6 Month
                                                     Period ended               Period ended
                                                       June 30,                   June 30,
                                                         2000                       1999
                                                         ----                       ----
NOI - Consolidated properties                          $ 32,371                   $ 28,384
NOI - Unconsolidated partnerships                         1,329                      1,288
                                                       --------                   --------
                         Total NOI                       33,700                     29,672

Less straight-line rent(2)                                 (625)                      (500)
Non-recurring income(3)                                  (1,757)                         -
NOI - Properties Acquired                                (1,789)                      (542)
NOI - Properties Sold                                       (15)                      (208)
                                                       --------                   --------

                     Same Property NOI                 $ 29,514                   $ 28,422
                                                       ========                   ========

                Growth in Same Property NOI                 3.8%

(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) Includes the Company's pro-rata share of straight-line rent of unconsolidated partnerships

(3) Other property income for the quarter ended June 30, 2000 includes $1,757 of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000


                          Funds from Operations (FFO)(1)
                                 (in thousands)

                                                                           2000                                      1999
                                                                           ----                                      ----

                                                     Year-to-Date   Current Quarter  Previous Quarter  Quarter Ended  Year-to-Date
                                                    June 30, 2000    June 30, 2000    March 31, 2000            June 30, 1999
                                                    -------------------------------------------------  ---------------------------
Net Income                                            $ 4,838           $ 2,964         $ 1,874           $ 1,289         $ 2,054

Add back:
Depreciation of real estate and
  amortization of leasing costs:
     Wholly owned and consolidated subsidiaries         9,526             4,789           4,737             4,769           9,282
     Unconsolidated subsidiaries                          316               160             156               156             311
Income attributable to
  Operating Partnership units(2)                        1,996             1,216             780               597             973
Loss on sale of properties                                 --                --              --                --           1,284
                                                      -------           -------         -------           -------         -------


Funds from Operations                                 $16,676           $ 9,129 3       $ 7,547           $ 6,811         $13,904
                                                      =======           =======         =======           =======         =======

Funds from Operations per share(4)                    $  0.47           $  0.26 3       $  0.21           $  0.19         $  0.38
                                                      =======           =======         =======           =======         =======

(1) Quarterly results for 2000 and 1999 are unaudited. Although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment.

(2) Does not include distributions paid to Preferred O.P. unitholders for the three and six months ended June 30, 2000.

(3) Assumes full conversion of O.P. Units into Common Shares.

(4) FFO for the quarter ended June 30, 2000 includes $1,757 ($0.05 per share) of lease termination income received from tenants at the Atrium Mall in connection with the redevelopment of the entire property.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000


                           Consolidated Balance Sheets
                                 (in thousands)

                                                             June 30,            December 31,
                                                               2000                  1999
                                                               ----                  ----
ASSETS

Real estate
  Land                                                      $  81,956            $  81,956
  Buildings and improvements                                  479,310              477,573
  Properties under development                                 13,371                9,992
                                                            ---------            ---------
                                                              574,637              569,521
Less: accumulated depreciation                                (99,520)             (90,932)
                                                            ---------            ---------
  Net real estate                                             475,117              478,589

Property held for sale                                         12,814               13,227
Cash and cash equivalents                                      11,949               35,340
Cash in escrow                                                 11,696                9,707
Investments in unconsolidated partnerships                      6,890                7,463
Rents receivable, net                                           9,349                8,865
Prepaid expenses                                                1,451                2,952
Deferred charges, net                                          13,701               12,374
Other assets                                                    2,412                2,286
                                                            ---------            ---------

                                                            $ 545,379            $ 570,803
                                                            =========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                      $ 307,398            $ 326,651
Accounts payable and accrued expenses                           5,845                6,385
Dividends and distributions payable                             4,325                4,371
Other liabilities                                               3,526                4,224
                                                            ---------            ---------
  Total liabilities                                           321,094              341,631
                                                            ---------            ---------

Minority interest in Operating Partnership                     73,942               74,462
Minority interests in majority owned partnerships               2,206                2,223
                                                            ---------            ---------
  Total minority interests                                     76,148               76,685
                                                            ---------            ---------

Shareholders' equity:
Common shares                                                      26                   26
Additional paid-in capital                                    164,291              168,641
Deficit                                                       (16,180)             (16,180)
                                                            ---------            ---------
  Total shareholders' equity                                  148,137              152,487
                                                            ---------            ---------

                                                            $ 545,379            $ 570,803
                                                            =========            =========

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                            Selected Operating Ratios

                                                            3 Months Ended June 30,              Year-to-Date June 30,
                                                            2000               1999              2000            1999
                                                            ------            ------           -------         -------
                  Coverage Ratios(1)

               Interest Coverage Ratio
EBIDTA(2)                                                 $ 14,315          $ 12,906          $ 28,876        $ 25,915
Divided by Interest expense                                  6,586             5,892            13,268          11,628
                                                            ------            ------           -------         -------
                                                              2.17  x           2.19 x            2.18  x         2.23 x

             Fixed Charge Coverage Ratio
EBIDTA(2)                                                 $ 14,315          $ 12,906          $ 28,876        $ 25,915
Divided by ( Interest expense                                6,586             5,892            13,268          11,628
                 + Preferred Dividends(3))                      50                 -               100               -
                                                               ---                --              ----              --
                                                              2.16  x           2.19 x            2.16  x         2.23 x

             Debt Service Coverage Ratio
EBIDTA(2)                                                 $ 14,315          $ 12,906          $ 28,876        $ 25,915
Divided by ( Interest expense                                6,586             5,892            13,268          11,628
                 + Principal Amortization)                   1,032               888             1,999           1,863
                                                            ------              ----            ------          ------
                                                              1.88  x           1.90 x            1.89  x         1.92 x

                    Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st and 2nd quarters in 2000 & 1999                  $ 4,275          $  4,392          $  8,569         $ 8,784
FFO                                                          7,372             6,811            14,919          13,904
                                                            ------            ------           -------         -------
                                                               58%               64%               57%             63%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                         $ 1,285          $  1,638          $  2,578         $ 3,104
Real Estate Revenues(1)                                     23,605            22,319            47,791          45,045
                                                           -------           -------           -------         -------
                                                                5%                7%                5%              7%

                   Leverage Ratios

Debt/Total Market Capitalization(4)
Debt                                                                                          $307,398       $ 294,775
Total Market Capitalization(5)                                                                 512,252         491,499
                                                                                              --------        --------
                                                                                                   60%             60%

Notes:

(1) Results for the quarters and six months ended June 30, 2000 and 1999 are unaudited. Although the 2000 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA, FFO and Revenues have been adjusted for non-recurring income of $1,757 of lease termination income received from tenants at the Abington Towne Center in connection with the redevelopment of the entire property. The adjustments are as follows:

                                            For the Quarter Ended June 30, 2000     For the 6 Months Ended June 30, 2000
                                           EBIDTA          Revenues         FFO         EBIDTA     Revenues       FFO
Inclusive of settlement amounts          $  16,072        $  25,362      $  9,129     $  30,633   $  49,548   $  16,676
Less settlement amounts                     (1,757)          (1,757)       (1,757)       (1,757)     (1,757)     (1,757)
                                         ---------        ---------      --------     ---------   ---------   ---------
As adjusted and used above               $  14,315        $  23,605      $  7,372     $  28,876   $  47,791   $  14,919
                                         =========        =========      ========     =========   =========   =========

(3) Represents preferred distributions on Preferred Operating partnership Units issued in 4th quarter 1999.

(4) Including the Company's pro-rata share of joint venture debt (see page 19), the Debt to Total Market Capitalization as of June 30, 2000 increases to 61%

(5) Reference page 9 for calculation of the June 30, 2000 Total Market Capitalization.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                    Debt Analysis - Wholly Owned Properties

                                                                                                         Balance at      Interest
Property                                      Lender                                            Notes   June 30, 2000      Rate
----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
Valmont Plaza                                 Metropolitan Life Insurance Co.                              6,100,000       7.75%
Luzerne Street Plaza                          Metropolitan Life Insurance Co.                              2,000,000       7.75%
Greenridge Plaza                              Metropolitan Life Insurance Co.                              6,700,000       7.75%
Crescent Plaza                                Metropolitan Life Insurance Co.                             12,000,000       7.75%
East End Centre                               Metropolitan Life Insurance Co.                             14,200,000       7.75%
Bloomfield Town Square                        Sun America Life Insurance Co.                              10,211,854       7.75%
Walnut Hill Shopping Center                   Sun America Life Insurance Co.                               9,197,170       7.75%
Atrium Mall                                   Sun America Life Insurance Co.                              10,236,949       7.75%
GHT Apartments                                Sun America Life Insurance Co.                               8,195,190       7.75%
Colony Apartments                             Sun America Life Insurance Co.                               3,852,437       7.75%
Gateway Mall                                  Huntoon Hastings Capital Corp.                               6,221,896       7.50%
Branch Shopping Center                        North Fork Bank                                              9,948,876       7.75%
Pittston Plaza                                Anchor National Life Insurance Co.                           3,821,454       7.93%
Glen Oaks Apartments                          Lehman Brothers Holdings, Inc.                              17,884,079       8.32%
Mad River                                     Mellon Mortgage Company                                      7,495,166       9.60%
Manahawkin K-Mart                             Northern Life Insurance Co. & Bankers Security Life          5,151,083       7.70%
Mountainville Shopping Center                 Morgan Stanley Mortgage Capital                              3,070,329       8.84%
King's Fairground                             Morgan Stanley Mortgage Capital                                858,484       8.84%
Northside Mall                                Morgan Stanley Mortgage Capital                              3,283,711       8.84%
Dunmore Plaza                                 Morgan Stanley Mortgage Capital                              1,094,062       8.84%
25th Street Plaza                             Morgan Stanley Mortgage Capital                              7,698,256       8.84%
Ft. Ogelthorpe (Cloud Springs Plaza)          Morgan Stanley Mortgage Capital                              2,558,211       8.84%
Kingston Plaza                                Morgan Stanley Mortgage Capital                              2,195,746       8.84%
Plaza 15                                      Morgan Stanley Mortgage Capital                              2,086,196       8.84%
Martintown Plaza                              Morgan Stanley Mortgage Capital                              2,806,649       8.84%
Birney Mall                                   Morgan Stanley Mortgage Capital                              3,253,895       8.84%
Midway Plaza                                  Morgan Stanley Mortgage Capital                              2,410,938       8.84%
Shillington Plaza                             Morgan Stanley Mortgage Capital                              2,785,215       8.84%
Shamokin (Ames Plaza)                         Morgan Stanley Mortgage Capital                                980,798       8.84%
Shamokin Dam (Circle Plaza)                   Morgan Stanley Mortgage Capital                              1,205,898       8.84%
New Smyrna Beach Shopping Center              Morgan Stanley Mortgage Capital                              1,478,246       8.84%
Stroudsburg (Monroe Plaza)                    Morgan Stanley Mortgage Capital                              3,667,705       8.84%
Troy Plaza                                    Morgan Stanley Mortgage Capital                              2,318,441       8.84%
Northwood Centre                              Nomura Asset Capital Corporation                            22,196,033       9.02%
                                                                                                        ------------       -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                 199,164,967       8.25%
                                                                                                        ------------       -----

VARIABLE-RATE DEBT
Soundview Marketplace                         General Electric Capital Corp.                      (1)      7,059,833       9.14%
Town Line                                     Fleet Bank, N.A.                                    (2)      4,138,495       8.39%
Smithtown Shopping Center                     Fleet Bank, N.A.                                    (3)      9,270,852       8.42%
Merrillville Plaza                            Sun America Life Insurance Co.                      (4)     13,847,703       8.43%
Village Apartments                            Sun America Life Insurance Co.                      (4)      9,915,961       8.34%
Marley Run Apartments                         KBC Bank                                            (5)     14,350,500       7.89%
Marketplace of Absecon                        Fleet Bank, N.A.                                    (6)              -           -
239 Greenwich Avenue                          First Union National Bank                           (7)     13,698,325       8.29%
Berlin Plaza                                  Dime Savings Bank                                   (8)      3,046,739       8.44%
Towanda (Bradford Towne Center)               Dime Savings Bank                                   (8)      5,331,794       8.44%
Ledgewood Mall                                Dime Savings Bank                                   (8)     19,346,797       8.44%
New Louden Center                             Dime Savings Bank                                   (8)      4,570,109       8.44%
Honesdale (Route 6 Mall)                      Dime Savings Bank                                   (8)      3,656,087       8.44%
                                                                                                        ------------       -----

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                              108,233,195       8.38%
                                                                                                        ------------       -----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                       $307,398,162       8.29%
                                                                                                        ============       =====

                               [RESTUBBED TABLE]

                                                                                                Principal    Percent of     Months
                                                                                                 Maturity       Total         to
Property                                   Lender                                                  Date     Indebtedness   Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
Valmont Plaza                              Metropolitan Life Insurance Co.                        8/31/00        2.0%           2
Luzerne Street Plaza                       Metropolitan Life Insurance Co.                        8/31/00        0.7%           2
Greenridge Plaza                           Metropolitan Life Insurance Co.                        8/31/00        2.2%           2
Crescent Plaza                             Metropolitan Life Insurance Co.                        8/31/00        3.9%           2
East End Centre                            Metropolitan Life Insurance Co.                        8/31/00        4.6%           2
Bloomfield Town Square                     Sun America Life Insurance Co.                          1/1/01        3.3%           6
Walnut Hill Shopping Center                Sun America Life Insurance Co.                          1/1/01        3.0%           6
Atrium Mall                                Sun America Life Insurance Co.                          1/1/01        3.3%           6
GHT Apartments                             Sun America Life Insurance Co.                          1/1/01        2.7%           6
Colony Apartments                          Sun America Life Insurance Co.                          1/1/01        1.3%           6
Gateway Mall                               Huntoon Hastings Capital Corp.                          9/1/02        2.0%          26
Branch Shopping Center                     North Fork Bank                                        12/1/02        3.2%          29
Pittston Plaza                             Anchor National Life Insurance Co.                      1/1/04        1.2%          43
Glen Oaks Apartments                       Lehman Brothers Holdings, Inc.                          3/1/04        5.8%          45
Mad River                                  Mellon Mortgage Company                                5/23/05        2.4%          60
Manahawkin K-Mart                          Northern Life Insurance Co. & Bankers Security Life    12/1/08        1.7%         103
Mountainville Shopping Center              Morgan Stanley Mortgage Capital                        11/1/21        1.0%         260
King's Fairground                          Morgan Stanley Mortgage Capital                        11/1/21        0.3%         260
Northside Mall                             Morgan Stanley Mortgage Capital                        11/1/21        1.1%         260
Dunmore Plaza                              Morgan Stanley Mortgage Capital                        11/1/21        0.4%         260
25th Street Plaza                          Morgan Stanley Mortgage Capital                        11/1/21        2.5%         260
Ft. Ogelthorpe (Cloud Springs Plaza)       Morgan Stanley Mortgage Capital                        11/1/21        0.8%         260
Kingston Plaza                             Morgan Stanley Mortgage Capital                        11/1/21        0.7%         260
Plaza 15                                   Morgan Stanley Mortgage Capital                        11/1/21        0.7%         260
Martintown Plaza                           Morgan Stanley Mortgage Capital                        11/1/21        0.9%         260
Birney Mall                                Morgan Stanley Mortgage Capital                        11/1/21        1.1%         260
Midway Plaza                               Morgan Stanley Mortgage Capital                        11/1/21        0.8%         260
Shillington Plaza                          Morgan Stanley Mortgage Capital                        11/1/21        0.9%         260
Shamokin (Ames Plaza)                      Morgan Stanley Mortgage Capital                        11/1/21        0.3%         260
Shamokin Dam (Circle Plaza)                Morgan Stanley Mortgage Capital                        11/1/21        0.4%         260
New Smyrna Beach Shopping Center           Morgan Stanley Mortgage Capital                        11/1/21        0.5%         260
Stroudsburg (Monroe Plaza)                 Morgan Stanley Mortgage Capital                        11/1/21        1.2%         260
Troy Plaza                                 Morgan Stanley Mortgage Capital                        11/1/21        0.8%         260
Northwood Centre                           Nomura Asset Capital Corporation                       3/11/22        7.2%         264
                                                                                                                -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                        64.8%
                                                                                                                -----



VARIABLE-RATE DEBT
Soundview Marketplace                      General Electric Capital Corp.                          1/1/02        2.3%          18
Town Line                                  Fleet Bank, N.A.                                       3/15/02        1.3%          21
Smithtown Shopping Center                  Fleet Bank, N.A.                                       5/31/02        3.0%          23
Merrillville Plaza                         Sun America Life Insurance Co.                          8/1/02        4.5%          25
Village Apartments                         Sun America Life Insurance Co.                         10/1/02        3.2%          27
Marley Run Apartments                      KBC Bank                                              12/31/02        4.7%          30
Marketplace of Absecon                     Fleet Bank, N.A.                                        3/1/03        0.0%          32
239 Greenwich Avenue                       First Union National Bank                               1/1/05        4.5%          55
Berlin Plaza                               Dime Savings Bank                                       4/1/05        1.0%          58
Towanda (Bradford Towne Center)            Dime Savings Bank                                       4/1/05        1.7%          58
Ledgewood Mall                             Dime Savings Bank                                       4/1/05        6.3%          58
New Louden Center                          Dime Savings Bank                                       4/1/05        1.5%          58
Honesdale (Route 6 Mall)                   Dime Savings Bank                                       4/1/05        1.2%          58


TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                     35.2%
                                                                                                                -----

TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                              100.0%
                                                                                                               ======

Notes:

(1) GECC Commercial Paper rate plus 275 basis points. Subsequent to June 30, this loan was refinanced with Fleet Bank, N.A. (total facility $10 million of which $9 million was funded) at a rate of LIBOR + 175 basis points (currently 8.38%).

(2) LIBOR plus 175 basis points.

(3) LIBOR plus 178 basis points.

(4) LIBOR plus 205 basis points.

(5) LIBOR plus 125 basis points.

(6) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). As of June 30, 2000, no amounts were drawn under this facility.

(7) LIBOR plus 145 basis points.

(8) LIBOR plus 175 basis points.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                      QUARTERLY SUPPLEMENTAL DISCLOSURE
                                JUNE 30, 2000

Debt Analysis - Unconsolidated Partnerships

VARIABLE-RATE DEBT(1)               Joint Venture Partner               Ownership       June 30, 2000       Rate           Date
---------------------               ---------------------               ---------------------------------------------------------
Crossroads Shopping Center          Heyman-Greenburgh Associates LLC      49.0%         $ 34,878,530        7.84%         10/1/07
                                    RMC Development Company LLC

        Summary - Wholly-Owned Properties and Unconsolidated Partnerships

                                                   % of            Outstanding        Avg.
                                                   Total              Balance      Int. Rate
                                                   -----------------------------------------
 Wholly-Owned Properties
 Fixed-Rate Debt                                    61%           $ 199,164,967       8.25%
 Variable-Rate Debt                                 33%             108,233,195       8.38%
                                                    ---            ------------       -----

 Wholly-Owned Properties - Total Debt               95%             307,398,162       8.29%
                                                    ---            ------------       -----

 Unconsolidated Partnerships
 Fixed-Rate Debt                                     2%               5,000,000       7.53%
 Variable-Rate Debt                                  4%              12,090,480       7.84%
                                                     --             -----------       -----

 Unconsolidated Partnerships - Total Debt            5%              17,090,480       7.75%
                                                     --             -----------       -----

                        Total Company Debt          100%          $ 324,488,642       8.26%
                                                    ====          =============       =====


Notes:
(1) Acadia Realty Trust's 49% ownership represents $17,090,480 of which $5,000,000 was fixed through a interest rate swap transaction. The interest rate for this loan is based upon LIBOR plus 105 basis points.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                            Future Debt Maturities(1)
                                 (in thousands)

                                                                               Weighted Average Interest Rate of Maturing Debt
                                                                        -----------------------------------------------------------
                      Scheduled
    Year             Amortization      Maturities         Total         Total Debt         Fixed-Rate Debt       Variable-Rate Debt
    ----             ------------      ----------         -----         ----------         ---------------       ------------------
    2000              $   2,022         $  41,000       $  43,022            7.75%                7.75%                  n/a
    2001                  3,439            41,226          44,665            7.75%                7.75%                  n/a
    2002                  3,333            72,513          75,846            8.15%                7.65%                8.29%
    2003                  2,803                 -           2,803              n/a                  n/a                  n/a
    2004                  2,720            20,542          23,262            8.25%                8.25%                  n/a
 Thereafter              22,865            94,935         117,800            8.68%                8.96%                8.40%
                      ---------         ---------       ---------
                      $  37,182         $ 270,216       $ 307,398
                      =========         =========       =========


Capitalized interest related to the Company's development projects is as follows:

    (in thousands)
                                       1st Quarter 2000                $ 169
                                       2nd Quarter 2000                   72
                                       3rd Quarter 2000                    -
                                       4th Quarter 2000                    -
                                                                           -
                                                                       -----
                                                                       $ 241
                                                                       =====

(1) Does not include debt from unconsolidated subsidiaries

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        JUNE 30, 2000


                   Unencumbered Properties



                     Center              Location                GLA
                     ------              --------                ---

Blackman Plaza                         Wilkes-Barre, PA        121,206

Mark Plaza                             Edwardsville, PA        215,981

Union Plaza                            New Castle, PA          192,940

Wesmark Plaza                          Sumter, SC              215,198

Manahawkin Shopping Center             Manahawkin, NJ          143,737
(excludes Kmart)

Elmwood Park Shopping Center           Elmwood, NJ             124,144

Methuen Shopping Center                Methuen, CT             129,494

Plaza 422                              Lebanon, PA             154,791

Tioga West                             Tunkhannock, PA         122,338

Pacesetter Park Shopping Center        Ramapo, New York         95,559

Hobson West Plaza                      Naperville, IL           99,950
                                                             ---------

Total Unencumbered Properties                                1,615,338
                                                             =========

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                      Portfolio by Region and Property Type
                                  (Square Feet)

                                                                    Property
                                       Strip           Enclosed      Under        Total
       Region                           Mall            Mall    Redevelopment(2)  Retail
       ------                           ----            ----    ----------------  ------
Consolidated Properties -

New England                             946,987          --                       946,987

New York Region                       1,446,138       516,492                   1,962,630

Mid-Atlantic                          3,357,429          --         178,434     3,535,863

Southeast                               760,901       382,299                   1,143,200

Mid-west                                703,241          --                       703,241

South Central Mid-West                     --            --            --            --
                                     ----------    ----------    ----------    ----------

     Total consolidated properties    7,214,696       898,791       178,434     8,291,921

Unconsolidated Partnerships -

New York Region(1)                      311,027          --            --         311,027
                                     ----------    ----------    ----------    ----------

                                      7,525,723       898,791       178,434     8,602,948
                                     ==========    ==========    ==========    ==========

        % of Total Square Feet             67.4%          8.1%          1.6%         77.1%

                                                    Mixed-Use

       Region                        Retail/Apartments Retail/Office Residential      Total
       ------                        ----------------- ------------- -----------      -----

Consolidated Properties -

New England                                 16,834          --            --         963,821

New York Region                               --            --            --       1,962,630

Mid-Atlantic                                  --            --         831,972     4,367,835

Southeast                                     --         500,012       578,606     2,221,818

Mid-west                                      --            --            --         703,241

South Central Mid-West                        --            --         628,891       628,891
                                        ----------    ----------    ----------    ----------

     Total consolidated properties          16,834       500,012     2,039,469    10,848,236

Unconsolidated Partnerships -

New York Region(1)                            --            --            --         311,027
                                        ----------    ----------    ----------    ----------

                                            16,834       500,012     2,039,469    11,159,263
                                        ==========    ==========    ==========    ==========

        % of Total Square Feet                0.2%          4.5%         18.3%        100.0%

(1) This center is 49% owned by unconsolidated partnerships

(2) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). As part of the redevelopment, the Company has terminated leases with A&P and Circuit City and has terminated a third lease with Eckerd Drugs during the third quarter of 2000. The Company has also entered into a contract to sell approximately 158,000 square feet of the main building to Target. As a result of this activity, the center is not included as an operating property for the quarter ended June 30, 2000

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                   Commercial Properties by Region - Summary

                                                  ----------------------------------------------------------------------------------

                                                             Gross Leasable Area                       Occupancy
                                                  ----------------------------------------------------------------------------------
                                                    Anchors(1)     Shops        Total       Anchors      Shops       Total
                                                  ----------------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                     2,519,023      838,406    3,357,429      94.68%      88.74%      93.20%
Midwest                                               333,761      369,480      703,241     100.00%      86.69%      93.01%
New England(3)                                        691,348      255,639      946,987      78.83%      79.56%      79.03%
New York Region                                     1,250,079      712,551    1,962,630      90.04%      85.92%      88.54%
Southeast(3)                                          585,181      558,019    1,143,200      77.76%      72.18%      75.04%
                                                  ----------------------------------------------------------------------------------
Total Retail Properties - Wholly Owned              5,379,392    2,734,095    8,113,487      90.06%      83.49%      87.85%
                                                  ----------------------------------------------------------------------------------

Mixed Use
---------
New England                                            16,834           --       16,834     100.00%                 100.00%
Southeast                                             353,541      146,471      500,012     100.00%      85.90%      95.87%
                                                  ----------------------------------------------------------------------------------
Total Mixed Use                                       370,375      146,471      516,846     100.00%      85.90%      96.00%
                                                  ----------------------------------------------------------------------------------
GRAND TOTAL - Wholly Owned                          5,749,767    2,880,566    8,630,333      90.70%      83.61%      88.33%
                                                  ==================================================================================

Unconsolidated Retail Properties
--------------------------------
New York Region                                       191,363      119,664      311,027     100.00%      98.07%      99.26%
                                                  ----------------------------------------------------------------------------------

Total Unconsolidated Retail Properties                191,363      119,664      311,027     100.00%      98.07%      99.26%
                                                  ==================================================================================

                                                  ----------------------------------------------------------------------------------
                                                                                                     Annualized Base Rent
                                                              Annualized Base Rent                 per Occupied Square Foot
                                                  ----------------------------------------------------------------------------------
                                                     Anchors        Shops         Total        Anchors        Shops       Totals
                                                  ----------------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                     $ 9,286,877  $ 5,769,801   $15,056,678   $      3.89   $      7.76  $      4.81
Midwest                                               2,411,032    4,042,428     6,453,460          7.22         12.62         9.87
New England(3)                                        2,746,274    2,154,496     4,900,770          5.04         10.59         6.55
New York Region                                       9,438,539    9,145,736    18,584,275          8.39         14.94        10.69
Southeast(3)                                          1,844,805    1,818,492     3,663,297          4.05          4.51         4.27
                                                  ----------------------------------------------------------------------------------
Total Retail Properties - Wholly Owned               25,727,527   22,930,953    48,658,480          5.31         10.05         6.83
                                                  ----------------------------------------------------------------------------------

Mixed Use
---------
New England                                           1,125,165           --     1,125,165         66.84            --        66.84
Southeast                                             4,631,517    1,570,207     6,201,724         13.10         12.48        12.94
                                                  ----------------------------------------------------------------------------------
Total Mixed Use                                       5,756,682    1,570,207     7,326,889         15.54         12.48        14.77
                                                  ----------------------------------------------------------------------------------
GRAND TOTAL - Wholly Owned                          $31,484,209  $24,501,160   $55,985,369   $      6.04   $     10.17  $      7.34
                                                  ==================================================================================

Unconsolidated Retail Properties
--------------------------------
New York Region                                       1,790,546    3,298,485     5,089,031          9.36         28.11        16.48
                                                  ----------------------------------------------------------------------------------

Total Unconsolidated Retail Properties              $ 1,790,546  $ 3,298,485   $ 5,089,031   $      9.36   $     28.11  $     16.48
                                                  ==================================================================================

Notes:
General - The above occupancy figures do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants.

(2) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). As part of the redevelopment, the Company has terminated leases with A&P and Circuit City and is anticipating terminating a third lease with Eckerd Drugs during the third quarter of 2000. The Company has also entered into a contract to sell approximately 158,000 square feet of the main building to Target. As a result of this activity, the center is not included as an operating property for the quarter ended June 30, 2000 and is not included in the above amounts for the Mid-Atlantic region and wholly owned totals.

(3) The Company is in the early stages of redeveloping the Northside Mall (Southeast Region) and the Gateway Shopping Center (New England Region). Occupancy at these properties is 63.5% and 39.9%, respectively. As part of the redevelopment activity, certain tenants have not been renewed and/or currently vacant space is being held vacant. Excluding these two properties, the Grand Total - Wholly Owned occupancy increases to 90.2%.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                    Commercial Properties by Region - Detail

                                            ----------------------------------------------------------------------------------

                                                        Gross Leasable Area                         Occupancy
                                            ----------------------------------------------------------------------------------
                                                Anchors       Shops        Total        Anchors       Shops          Total
                                            ----------------------------------------------------------------------------------
     Retail Properties - Wholly Owned
     --------------------------------

               Mid-Atlantic
               ------------

Pennsylvania(1)
---------------
AMES PLAZA                                       90,410        7,800       98,210        65.39%       100.00%        68.14%
BIRNEY PLAZA                                    135,493       58,406      193,899       100.00%       100.00%       100.00%
BLACKMAN PLAZA                                  104,956       14,250      119,206       100.00%        80.70%        97.69%
BRADFORD TOWNE CENTRE                           146,499      110,220      256,719       100.00%        77.59%        90.38%
CIRCLE PLAZA                                     92,171           --       92,171       100.00%       100.00%
DUNMORE PLAZA                                    39,680        5,700       45,380       100.00%        66.67%        95.81%
EAST END CENTER                                 176,200      132,227      308,427       100.00%       100.00%       100.00%
GREENRIDGE PLAZA                                144,736       52,886      197,622        57.57%        93.76%        67.25%
KINGSTON PLAZA                                   51,500       13,324       64,824       100.00%       100.00%       100.00%
LUZERNE STREET SHOPPING CENTER                   54,618        3,097       57,715       100.00%       100.00%       100.00%
MARK PLAZA                                      157,595       56,226      213,821       100.00%        79.72%        94.67%
MONROE PLAZA                                    128,129        2,440      130,569       100.00%       100.00%       100.00%
MOUNTAINVILLE SHOPPING CENTER                    68,008       46,239      114,247       100.00%        96.76%        98.69%
PITTSTON PLAZA                                   67,568       12,000       79,568       100.00%       100.00%       100.00%
PLAZA 15                                         81,800       31,730      113,530       100.00%        92.12%        97.80%
PLAZA 422                                       124,113       30,678      154,791       100.00%        32.60%        86.64%
ROUTE 6 MALL                                    119,658       55,824      175,482       100.00%        83.88%        94.87%
SHILLINGTON PLAZA                               134,607       16,135      150,742       100.00%       100.00%       100.00%
TIOGA WEST                                      113,338        9,000      122,338       100.00%       100.00%       100.00%
25TH STREET SHOPPING CENTER                      28,800      102,677      131,477       100.00%        89.09%        91.48%
UNION PLAZA                                     217,992           --      217,992       100.00%       100.00%
VALMONT PLAZA                                   137,817       62,347      200,164        70.09%        91.18%        76.66%
                                            ----------------------------------------------------------------------------------
Total: Pennsylvania                           2,415,688      823,206    3,238,894        94.46%        88.53%        92.95%
                                            ----------------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                               103,335       15,200      118,535       100.00%       100.00%       100.00%
                                            ----------------------------------------------------------------------------------
Total: Virginia                                 103,335       15,200      118,535       100.00%       100.00%       100.00%
                                            ----------------------------------------------------------------------------------

                      Total: Mid-Atlantic     2,519,023      838,406    3,357,429        94.68%        88.74%        93.20%
                                            ----------------------------------------------------------------------------------

                                            ------------------------------------------------------------------------------
                                                                                              Annualized Base Rent
                                                        Annualized Base Rent                per Occupied Square Foot
                                            ------------------------------------------------------------------------------
                                                Anchors       Shops        Total        Anchors       Shops        Total
                                            ------------------------------------------------------------------------------
     Retail Properties - Wholly Owned
     --------------------------------

               Mid-Atlantic
               ------------

Pennsylvania(1)
---------------
AMES PLAZA                                       84,006       31,200      115,206         1.42         4.00         1.72
BIRNEY PLAZA                                    311,544      247,450      558,994         2.30         4.24         2.88
BLACKMAN PLAZA                                  204,664       58,000      262,664         1.95         5.04         2.26
BRADFORD TOWNE CENTRE                           887,469      525,802    1,413,271         6.06         6.15         6.09
CIRCLE PLAZA                                    252,289           --      252,289         2.74           --         2.74
DUNMORE PLAZA                                    89,134       47,975      137,109         2.25        12.62         3.15
EAST END CENTER                               1,117,500    1,109,530    2,227,030         6.34         8.39         7.22
GREENRIDGE PLAZA                                380,000      423,981      803,981         4.56         8.55         6.05
KINGSTON PLAZA                                  280,750      132,250      413,000         5.45         9.93         6.37
LUZERNE STREET SHOPPING CENTER                  272,150       39,097      311,247         4.98        12.62         5.39
MARK PLAZA                                      625,776      343,852      969,628         3.97         7.67         4.79
MONROE PLAZA                                    423,718       30,280      453,998         3.31        12.41         3.48
MOUNTAINVILLE SHOPPING CENTER                   225,416      352,946      578,362         3.31         7.89         5.13
PITTSTON PLAZA                                  492,212      114,125      606,337         7.28         9.51         7.62
PLAZA 15                                        216,988      145,825      362,813         2.65         4.99         3.27
PLAZA 422                                       262,030       63,450      325,480         2.11         6.34         2.43
ROUTE 6 MALL                                    687,951      298,557      986,508         5.75         6.38         5.93
SHILLINGTON PLAZA                               367,720      209,600      577,320         2.73        12.99         3.83
TIOGA WEST                                      373,847       72,000      445,847         3.30         8.00         3.64
25TH STREET SHOPPING CENTER                     254,350    1,063,314    1,317,664         8.83        11.62        10.96
UNION PLAZA                                     938,730           --      938,730         4.31           --         4.31
VALMONT PLAZA                                   220,000      388,168      608,168         2.28         6.83         3.96
                                            ------------------------------------------------------------------------------
Total: Pennsylvania                           8,968,244    5,697,402   14,665,646         3.93         7.82         4.87
                                            ------------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                               318,633       72,399      391,032         3.08         4.76         3.30
                                            ------------------------------------------------------------------------------
Total: Virginia                                 318,633       72,399      391,032         3.08         4.76         3.30
                                            ------------------------------------------------------------------------------

                      Total: Mid-Atlantic     9,286,877    5,769,801   15,056,678         3.89         7.76         4.81
                                            ------------------------------------------------------------------------------

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(1) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). As part of the redevelopment, the Company has terminated leases with A&P and Circuit City and is anticipating terminating a third lease with Eckerd Drugs during the third quarter of 2000. The Company has also entered into a contract to sell approximately 158,000 square feet of the main building to Target. As a result of this activity, the center is not included as an operating property for the quarter ended June 30, 2000 and is not included in the above amounts for Pennsylvania, the Mid-Atlantic region and wholly owned totals

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                    Commercial Properties by Region - Detail

                                              --------------------------------------------------------------------------------

                                                        Gross Leasable Area                         Occupancy
                                              --------------------------------------------------------------------------------
                                                Anchors       Shops        Total        Anchors       Shops          Total
                                              --------------------------------------------------------------------------------
               Retail Properties - Wholly Owned
               --------------------------------

                            Midwest
                            -------

Illinois
--------
HOBSON WEST PLAZA                                42,037       57,913       99,950       100.00%        92.12%        95.43%
                                              --------------------------------------------------------------------------------
Total: Illinois                                  42,037       57,913       99,950       100.00%        92.12%        95.43%
                                              --------------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                              101,357      134,063      235,420       100.00%        90.10%        94.36%
                                              --------------------------------------------------------------------------------
Total: Indiana                                  101,357      134,063      235,420       100.00%        90.10%        94.36%
                                              --------------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                          132,182       81,721      213,903       100.00%        71.27%        89.02%
                                              --------------------------------------------------------------------------------
Total: Michigan                                 132,182       81,721      213,903       100.00%        71.27%        89.02%
                                              --------------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                                58,185       95,783      153,968       100.00%        91.79%        94.89%
                                              --------------------------------------------------------------------------------
Total: Ohio                                       58,185       95,783      153,968       100.00%        91.79%        94.89%
                                              --------------------------------------------------------------------------------

                         Total: Midwest         333,761      369,480      703,241       100.00%        86.69%        93.01%
                                              --------------------------------------------------------------------------------

                          New England
                          -----------

Connecticut
-----------
TOWN LINE PLAZA                                 157,165       48,693      205,858       100.00%        58.71%        90.23%
                                              --------------------------------------------------------------------------------
Total: Connecticut                              157,165       48,693      205,858       100.00%        58.71%        90.23%
                                              --------------------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                         116,260       13,234      129,494        26.20%       100.00%        33.74%
CRESCENT PLAZA                                  154,865       61,230      216,095       100.00%        95.75%        98.80%
                                              --------------------------------------------------------------------------------
Total: Massachusetts                            271,125       74,464      345,589        68.35%        96.51%        74.42%
                                              --------------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                               170,900      107,246      278,146       100.00%        81.77%        92.97%
                                              --------------------------------------------------------------------------------
Total: Rhode Island                             170,900      107,246      278,146       100.00%        81.77%        92.97%
                                              --------------------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                   92,158       25,236      117,394        34.29%        60.41%        39.90%
                                              --------------------------------------------------------------------------------
Total: Vermont                                   92,158       25,236      117,394        34.29%        60.41%        39.90%
                                              --------------------------------------------------------------------------------

                       Total: New England       691,348      255,639      946,987        78.83%        79.56%        79.03%
                                              --------------------------------------------------------------------------------

                                            -----------------------------------------------------------------------------
                                                                                             Annualized Base Rent
                                                       Annualized Base Rent                per Occupied Square Foot
                                            -----------------------------------------------------------------------------
                                               Anchors       Shops        Total        Anchors       Shops        Total
                                            -----------------------------------------------------------------------------
           Retail Properties - Wholly Owned
           --------------------------------

                        Midwest
                        -------

Illinois
--------
HOBSON WEST PLAZA                             170,000      775,549      945,549         4.04        14.54         9.91
                                            ----------------------------------------------------------------------------
Total: Illinois                               170,000      775,549      945,549         4.04        14.54         9.91
                                            ----------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                            835,417    1,383,222    2,218,639         8.24        11.45         9.99
                                            ----------------------------------------------------------------------------
Total: Indiana                                835,417    1,383,222    2,218,639         8.24        11.45         9.99
                                            ----------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                        930,383      672,298    1,602,681         7.04        11.54         8.42
                                            ----------------------------------------------------------------------------
Total: Michigan                               930,383      672,298    1,602,681         7.04        11.54         8.42
                                            ----------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                             475,232    1,211,359    1,686,591         8.17        13.78        11.54
                                            ----------------------------------------------------------------------------
Total: Ohio                                   475,232    1,211,359    1,686,591         8.17        13.78        11.54
                                            ----------------------------------------------------------------------------

                         Total: Midwest     2,411,032    4,042,428    6,453,460         7.22        12.62         9.87
                                            ----------------------------------------------------------------------------

                          New England
                          -----------

Connecticut
-----------
TOWN LINE PLAZA                               730,000      373,656    1,103,656         4.64        13.07         5.94
                                            ----------------------------------------------------------------------------
Total: Connecticut                            730,000      373,656    1,103,656         4.64        13.07         5.94
                                            ----------------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                       109,656      161,680      271,336         3.60        12.22         6.21
CRESCENT PLAZA                                812,385      500,500    1,312,885         5.25         8.54         6.15
                                            ----------------------------------------------------------------------------
Total: Massachusetts                          922,041      662,180    1,584,221         4.98         9.21         6.16
                                            ----------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                             967,833      901,175    1,869,008         5.66        10.28         7.23
                                            ----------------------------------------------------------------------------
Total: Rhode Island                           967,833      901,175    1,869,008         5.66        10.28         7.23
                                            ----------------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                126,400      217,485      343,885         4.00        14.27         7.34
                                            ----------------------------------------------------------------------------
Total: Vermont                                126,400      217,485      343,885         4.00        14.27         7.34
                                            ----------------------------------------------------------------------------

                       Total: New England   2,746,274    2,154,496    4,900,770         5.04        10.59         6.55
                                            ----------------------------------------------------------------------------

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants.

(1) This property is currently under redevelopment.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                    Commercial Properties by Region - Detail

                                            ----------------------------------------------------------------------------------

                                                        Gross Leasable Area                         Occupancy
                                            ----------------------------------------------------------------------------------
                                                Anchors       Shops        Total        Anchors       Shops          Total
                                            ----------------------------------------------------------------------------------
     Retail Properties - Wholly Owned
     --------------------------------

             New York Region
             ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                     27,918       96,314      124,232       100.00%        91.35%        93.29%
MARKETPLACE OF ABSECON                           44,824       46,875       91,699       100.00%        93.06%        96.45%
BERLIN SHOPPING CENTER                          127,850       57,728      185,578       100.00%        73.32%        91.70%
LEDGEWOOD MALL                                  342,468      174,024      516,492       100.00%        82.94%        94.25%
MANAHAWKIN VILLAGE SHOPPING CENTER              152,053       23,208      175,261       100.00%       100.00%       100.00%
                                            ----------------------------------------------------------------------------------
Total: New Jersey                               695,113      398,149    1,093,262       100.00%        85.77%        93.38%
                                            ----------------------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                            66,800      113,820      180,620       100.00%        87.03%        91.83%
VILLAGE COMMONS SHOPPING CENTER                  25,192       61,963       87,155       100.00%        86.13%        90.14%
BRANCH SHOPPING CENTER                           83,670       42,142      125,812       100.00%        91.31%        97.09%
NEW LOUDEN CENTER                               226,543       25,200      251,743        45.06%       100.00%        50.56%
TROY PLAZA                                      100,709       27,770      128,479       100.00%       100.00%       100.00%
PACESETTER PARK SHOPPING CENTER                  52,052       43,507       95,559       100.00%        61.79%        82.60%
                                            ----------------------------------------------------------------------------------
Total: New York                                 554,966      314,402      869,368        77.57%        86.12%        80.66%
                                            ----------------------------------------------------------------------------------

                     Total: New York Region   1,250,079      712,551    1,962,630        90.04%        85.92%        88.54%
                                            ----------------------------------------------------------------------------------

               Southeast
               ---------

Alabama
-------
MIDWAY PLAZA                                    105,775      101,763      207,538        79.44%        67.07%        73.37%
NORTHSIDE MALL                                  172,370      209,929      382,299        64.96%        62.34%        63.52%
                                            ----------------------------------------------------------------------------------
Total: Alabama                                  278,145      311,692      589,837        70.47%        63.88%        66.99%
                                            ----------------------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                 35,980       65,341      101,321       100.00%        92.18%        94.96%
                                            ----------------------------------------------------------------------------------
Total: Florida                                   35,980       65,341      101,321       100.00%        92.18%        94.96%
                                            ----------------------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                              74,260       39,107      113,367       100.00%        83.38%        94.27%
                                            ----------------------------------------------------------------------------------
Total: Georgia                                   74,260       39,107      113,367       100.00%        83.38%        94.27%
                                            ----------------------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                 91,996       41,896      133,892        80.43%        64.66%        75.50%
WESMARK PLAZA                                   104,800       99,983      204,783        71.37%        83.75%        77.41%
                                            ----------------------------------------------------------------------------------
Total: South Carolina                           196,796      141,879      338,675        75.61%        78.11%        76.66%
                                            ----------------------------------------------------------------------------------

                       Total: Southeast         585,181      558,019    1,143,200        77.76%        72.18%        75.04%
                                            ----------------------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)    5,379,392    2,734,095    8,113,487        90.06%        83.49%        87.85%
                                            ==================================================================================

                                            --------------------------------------------------------------------------------
                                                                                                Annualized Base Rent
                                                          Annualized Base Rent                per Occupied Square Foot
                                            --------------------------------------------------------------------------------
                                                  Anchors       Shops        Total        Anchors       Shops        Total
                                            --------------------------------------------------------------------------------
     Retail Properties - Wholly Owned
     --------------------------------

             New York Region
             ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                     120,000    1,805,006    1,925,006         4.30        20.52        16.61
MARKETPLACE OF ABSECON                           598,264      669,172    1,267,436        13.35        15.34        14.33
BERLIN SHOPPING CENTER                           619,400      315,344      934,744         4.84         7.45         5.49
LEDGEWOOD MALL                                 2,926,038    1,663,462    4,589,500         8.54        11.52         9.43
MANAHAWKIN VILLAGE SHOPPING CENTER             1,286,874      270,344    1,557,218         8.46        11.65         8.89
                                            --------------------------------------------------------------------------------
Total: New Jersey                              5,550,576    4,723,328   10,273,904         7.99        13.83        10.06
                                            --------------------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                          1,010,250    1,336,015    2,346,265        15.12        13.49        14.15
VILLAGE COMMONS SHOPPING CENTER                  407,055    1,246,245    1,653,300        16.16        23.35        21.04
BRANCH SHOPPING CENTER                         1,110,114      662,025    1,772,139        13.27        17.20        14.51
NEW LOUDEN CENTER                                864,637      411,090    1,275,727         8.47        16.31        10.02
TROY PLAZA                                       196,000      285,825      481,825         1.95        10.29         3.75
PACESETTER PARK SHOPPING CENTER                  299,907      481,208      781,115         5.76        17.90         9.90
                                            --------------------------------------------------------------------------------
Total: New York                                3,887,963    4,422,408    8,310,371         9.03        16.33        11.85
                                            --------------------------------------------------------------------------------

                    Total: New York Region    9,438,539    9,145,736   18,584,275         8.39        14.94        10.69
                                            --------------------------------------------------------------------------------

               Southeast
               ---------

Alabama
-------
MIDWAY PLAZA                                     213,960      342,880      556,840         2.55         5.02         3.66
NORTHSIDE MALL                                   227,974      474,844      702,818         2.04         3.63         2.89
                                            --------------------------------------------------------------------------------
Total: Alabama                                   441,934      817,724    1,259,658         2.25         4.11         3.19
                                            --------------------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                 267,820      487,764      755,584         7.44         8.10         7.85
                                            --------------------------------------------------------------------------------
Total: Florida                                   267,820      487,764      755,584         7.44         8.10         7.85
                                            --------------------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                              326,030      173,270      499,300         4.39         5.31         4.67
                                            --------------------------------------------------------------------------------
Total: Georgia                                   326,030      173,270      499,300         4.39         5.31         4.67
                                            --------------------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                 296,500      161,481      457,981         4.01         5.96         4.53
WESMARK PLAZA                                    512,521      178,253      690,774         6.85         2.13         4.36
                                            --------------------------------------------------------------------------------
Total: South Carolina                            809,021      339,734    1,148,755         5.44         3.07         4.42
                                            --------------------------------------------------------------------------------

                       Total: Southeast        1,844,805    1,818,492    3,663,297         4.05         4.51         4.27
                                            --------------------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)    $25,727,527  $22,930,953  $48,658,480  $     5.31   $    10.05   $     6.83
                                            ================================================================================

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants.

(1) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). As part of the redevelopment, the Company has terminated leases with A&P and Circuit City and is anticipating terminating a third lease with Eckerd Drugs during the third quarter of 2000. The Company has also entered into a contract to sell approximately 158,000 square feet of the main building to Target. As a result of this activity, the center is not included as an operating property for the quarter ended June 30, 2000 and is not included in the above amounts for Pennsylvania, the Mid-Atlantic region and wholly owned totals.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                    Commercial Properties by Region - Detail

                                            ---------------------------------------------------------------------------------

                                                        Gross Leasable Area                         Occupancy
                                            ---------------------------------------------------------------------------------
                                                Anchors       Shops        Total        Anchors       Shops          Total
                                            ---------------------------------------------------------------------------------
                 Mixed Use
                 ---------


                New England
                -----------


Connecticut
-----------
239 GREENWICH AVENUE                             16,834           --       16,834       100.00%           --        100.00%
                                            ---------------------------------------------------------------------------------
Total: Connecticut                               16,834           --       16,834       100.00%           --        100.00%
                                            ---------------------------------------------------------------------------------

Total: New England                               16,834           --       16,834       100.00%           --        100.00%
                                            ---------------------------------------------------------------------------------

                 Southeast
                 ---------

Florida
-------
NORTHWOOD CENTRE                                353,541      146,471      500,012       100.00%        85.90%        95.87%
                                            ---------------------------------------------------------------------------------
Total: Florida                                  353,541      146,471      500,012       100.00%        85.90%        95.87%
                                            ---------------------------------------------------------------------------------

Total: Southeast                                353,541      146,471      500,012       100.00%        85.90%        95.87%
                                            ---------------------------------------------------------------------------------

Total: Mixed Use                                370,375      146,471      516,846       100.00%        85.90%        96.00%
                                            =================================================================================

        Unconsolidated Retail Properties
        --------------------------------

                New York Region
                ---------------

New York
--------
CROSSROADS JOINT VENTURE                        138,933       57,116      196,049       100.00%        95.96%        98.82%
CROSSROADS II                                    52,430       62,548      114,978       100.00%       100.00%       100.00%
                                            ---------------------------------------------------------------------------------
Total: New York                                 191,363      119,664      311,027       100.00%        98.07%        99.26%
                                            ---------------------------------------------------------------------------------

Total: New York Region                          191,363      119,664      311,027       100.00%        98.07%        99.26%
                                            ---------------------------------------------------------------------------------

Total: Unconsolidated Retail Properties         191,363      119,664      311,027       100.00%        98.07%        99.26%
                                            =================================================================================

                                            ----------------------------------------------------------------------------------
                                                                                                  Annualized Base Rent
                                                            Annualized Base Rent                per Occupied Square Foot
                                            ----------------------------------------------------------------------------------
                                                    Anchors       Shops        Total        Anchors       Shops        Total
                                            ----------------------------------------------------------------------------------
                 Mixed Use
                 ---------

                New England
                -----------

Connecticut
-----------
239 GREENWICH AVENUE                            $1,125,165   $       --   $1,125,165   $    66.84   $       --   $    66.84
                                            ----------------------------------------------------------------------------------
Total: Connecticut                               1,125,165           --    1,125,165        66.84           --        66.84
                                            ----------------------------------------------------------------------------------

Total: New England                               1,125,165           --    1,125,165        66.84           --        66.84
                                            ----------------------------------------------------------------------------------

                 Southeast
                 ---------

Florida
-------
NORTHWOOD CENTRE                                 4,631,517    1,570,207    6,201,724        13.10        12.48        12.94
                                            ----------------------------------------------------------------------------------
Total: Florida                                   4,631,517    1,570,207    6,201,724        13.10        12.48        12.94
                                            ----------------------------------------------------------------------------------

Total: Southeast                                 4,631,517    1,570,207    6,201,724        13.10        12.48        12.94
                                            ----------------------------------------------------------------------------------

Total: Mixed Use                                $5,756,682   $1,570,207   $7,326,889   $    15.54   $    12.48   $    14.77
                                            ==================================================================================

        Unconsolidated Retail Properties
        --------------------------------

                New York Region
                ---------------

New York
--------
CROSSROADS JOINT VENTURE                        $1,070,250   $1,481,152   $2,551,402   $     7.70   $    27.02   $    13.17
CROSSROADS II                                      720,296    1,817,333    2,537,629        13.74        29.06        22.07
                                            ----------------------------------------------------------------------------------
Total: New York                                  1,790,546    3,298,485    5,089,031         9.36        28.11        16.48
                                            ----------------------------------------------------------------------------------

Total: New York Region                           1,790,546    3,298,485    5,089,031         9.36        28.11        16.48
                                            ----------------------------------------------------------------------------------

Total: Unconsolidated Retail Properties         $1,790,546   $3,298,485   $5,089,031   $     9.36   $    28.11   $    16.48
                                            ==================================================================================

General notes - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

             Top 25 Retail Tenants - Ranked by Annualized Base Rent
                (excludes Joint Venture and Mixed-Use Properties)

                                                                                                     Percentage of Total
                                                                                                 Represented by Retail Tenant
                                                                                                 ----------------------------
                                              Number of
                          Retail              Stores in           Total     Annualized Base         Total          Annualized Base
Ranking                   Tenant              Portfolio            GLA          Rent(1)        Portfolio GLA(2)         Rent(2)
-------                   ------              ---------            ---          ------         ----------------        --------
      1      Kmart                                 9             924,282      $ 3,431,692            11.4%                7.1%
      2      Ames(3)                              10             738,530        2,211,140             9.1%                4.5%
      3      Price Chopper                         6             267,197        1,596,727             3.3%                3.3%
      4      Grand Union                           4             174,570        1,383,578             2.2%                2.8%
      5      A&P (Waldbaum's, Superfresh)(4)       2             109,828        1,338,346             1.4%                2.8%
      6      T.J. Maxx                             8             231,208        1,288,861             2.8%                2.6%
      7      Eckerd Drug(5)                       14             162,356        1,124,680             2.0%                2.3%
      8      Walmart                               2             232,540        1,116,575             2.9%                2.3%
      9      Shaw's                                2             102,617        1,014,684             1.3%                2.1%
     10      Acme (Albertson's)                    3             109,064        1,004,080             1.3%                2.1%
     11      Circuit City(4)                       2              65,925          925,157             0.8%                1.9%
     12      Redner's Supermarket                  2             111,739          837,112             1.4%                1.7%
     13      PharMor                               2              90,471          820,346             1.1%                1.7%
     14      Sears                                 2             159,640          703,230             2.0%                1.4%
     15      Fashion Bug(6)                       10             122,950          687,343             1.5%                1.4%
     16      Penn Traffic                          2              85,896          635,811             1.1%                1.3%
     17      Stern's (Federated)                   1              74,815          618,075             0.9%                1.3%
     18      CVS                                   6              62,610          605,755             0.8%                1.2%
     19      Clearview Cinemas(7)                  1              25,400          596,250             0.3%                1.2%
     20      Payless Shoe Source                  12              41,209          553,470             0.5%                1.1%
     21      JC Penney                             2              72,580          546,747             0.9%                1.1%
     22      Blockbuster Video                     4              23,266          498,021             0.3%                1.0%
     23      Office Depot                          3              83,821          443,481             1.0%                0.9%
     24      Walgreens                             2              18,978          420,024             0.2%                0.9%
     25      King Kullen                           1              41,400          414,000             0.5%                0.9%
                                              ------         -----------      -----------          ------              ------

             Total                               112           4,132,892      $24,815,185            50.9%               51.0%
                                              ======         ===========      ===========          ======              ======

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after June 30, 2000.

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding mixed-use and joint venture properties.

(3) Does not include 76,641 square feet leased to Ames at the New Loudon Shopping Center for which rent has not yet commenced.

(4) The Company is currently redeveloping the Abington Towne Center (formerly the Atrium Mall). The leases with the A&P and Circuit City stores were terminated during the quarter ended June 30, 2000 in connection with that redevelopment and are not included in the above amounts.

(5) Subsidiary of JC Penney. Does not include the Eckerd location at the Abington Towne Center which is anticipated to be terminated during the third quarter as part of the redevelopment of the center. The store at the Route 6 Mall has ceased operating but continues to pay rent persuant to the lease.

(6) This tenant pays percentage rent only (no minimum rent) at 8 of these locations. Included in the above rent is $576,093 of percentage rent paid for calander 1999.

(7) Subsidiary of Cablevision.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
                            Property/Tenant Name                   Square    Lease        Annual    Annual        Options/
                              (Type of Center)                    Footage  Expiration      Rent    Rent PSF    Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New England
-----------

     Connecticut
     -----------
         TOWN LINE PLAZA, ROCKY HILL (Strip Mall)
               WAL-MART(1)                                         92,500   12/31/09   $      --   $  --
               WALDBAUMS                                           64,665     3/8/17     730,000   11.29 (7) 5 YEAR (6 MONTHS)
                                                                  -------              -----------------
               Total: TOWN LINE PLAZA                             157,165                730,000   11.29
                                                                  -------              -----------------

     Massachusetts
     -------------
         METHUEN SHOPPING CENTER, METHUEN (Strip Mall)
               DEMOULAS SUPER MARKETS                              30,460    1/31/05     109,656    3.60 (2) 5 YEAR
                                                                  -------              -----------------
               Total: METHUEN SHOPPING CENTER                      30,460                109,656    3.60
                                                                  -------              -----------------

         CRESCENT PLAZA, BROCKTON (Strip Mall)
               BRADLEES                                           104,640    1/31/09     295,425   2.82 (1) 8 YR & (2) 5 YEAR
               SHAWS SUPERMARKETS                                  50,225   12/31/12     516,960  10.29 (6) 5 YEAR (6 MONTHS)
                                                                  -------              -----------------
               Total: CRESCENT PLAZA                              154,865                812,385   5.25
                                                                  -------              -----------------

     Rhode Island
     ------------
         WALNUT HILL PLAZA, WOONSOCKET (Strip Mall)
               A.J. WRIGHT                                         28,648    4/30/04     164,726   5.75 (3) 5 YEARS (6 MONTHS)
               BRUNSWICK INDOOR RECREATION                         29,160     4/2/05      47,383   1.62 --
               SEARS                                               60,700    8/31/03     258,000   4.25 (6) 5 YEAR (12 MONTHS)
               SHAWS SUPERMARKETS                                  52,392   12/31/13     497,724   9.50 (6) 5 YEAR (9 MONTHS)
                                                                  -------              -----------------
               Total: WALNUT HILL PLAZA                           170,900                967,833   5.66
                                                                  -------              -----------------

     Vermont
     -------
         THE GATEWAY SHOPPING CENTER, BURLINGTON (Strip Mall)(2)
               GRAND UNION                                         31,600    6/30/05     126,400   4.00 (1) 5 YEAR (12 MONTHS)
                                                                  -------              -----------------
               Total: THE GATEWAY SHOPPING CENTER                  31,600                126,400   4.00
                                                                  -------              -----------------

Total: New England                                                544,990              2,746,274   5.04
                                                                  -------              -----------------

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) This property is currently undergoing redevelopment.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
                            Property/Tenant Name                   Square    Lease        Annual    Annual        Options/
                              (Type of Center)                    Footage  Expiration      Rent    Rent PSF    Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New York Region
---------------

     New Jersey
     ----------
         ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK (Strip Mall)
               GRAND UNION                                         27,918      4/30/01   120,000   4.30  --
                                                                ---------              -----------------
               Total: ELMWOOD PARK SHOPPING CENTER                 27,918                120,000   4.30
                                                                ---------              -----------------

         MARKETPLACE OF ABSECON, ABSECON (Strip Mall)
               ACME MARKETS                                        44,824      4/30/15   598,264  13.35 (8) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: MARKETPLACE OF ABSECON                       44,824                598,264  13.35
                                                                ---------              -----------------

         BERLIN SHOPPING CENTER, BERLIN (Strip Mall)
               ACME MARKETS                                        32,040      4/30/05   320,400  10.00 (2) 5 YEAR (6 MONTHS)
               KMART                                               95,810     11/30/04   299,000   3.12 (5) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: BERLIN SHOPPING CENTER                      127,850                619,400   4.84
                                                                ---------              -----------------

         LEDGEWOOD MALL, LEDGEWOOD (Mall)
               CIRCUIT CITY                                        33,294      1/31/20   449,469  13.50 (4) 5 YEAR (6 MONTHS)
               MARSHALL'S                                          27,228      1/31/02   313,122  11.50
               PHARMHOUSE                                          47,271      5/31/09   496,346  10.50 (2) 5 YEAR
               THE SPORTS AUTHORITY                                52,205      5/31/07   225,000   4.31 (6) 5 YEAR (15 MONTHS)
               STERN'S DEPARTMENT STORES(1)                        61,900      1/31/05   553,500   8.94 (1) 5 YEAR (6 MONTHS)
               WAL-MART                                           120,570      3/31/19   888,601   7.37 (6) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: LEDGEWOOD MALL                              342,468              2,926,038   8.54
                                                                ---------              -----------------

         MANAHAWKIN VILLAGE, MANAHAWKIN (Strip Mail)
               KMART                                              112,434      1/31/19   843,255   7.50 (8) 5 YEAR (12 MONTHS)
               MANDEE'S                                             8,000      1/31/04    80,000  10.00 (4) 5 YEARS (6 MONTHS)
               HOYTS                                               31,619     11/30/18   363,618  11.50 (4) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: MANAHAWKIN VILLAGE SHOPPING CENTER          152,053              1,286,873   8.46



                                                          ---------              -----------------

     New York
     --------
         SOUNDVIEW MARKETPLACE, PORT WASHINGTON (Strip Mall)
               KING KULLEN                                         41,400      9/26/07   414,000  10.00 (3) 5 YEAR (11 MONTHS)
               CLEARVIEW CINEMA                                    25,400      5/31/10   596,250  23.47 (4) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: SOUNDVIEW MARKETPLACE                        66,800              1,010,250  15.12
                                                                ---------              -----------------

         SMITHTOWN SHOPPING CENTER, SMITHTOWN (Strip Mall)
               DAFFY'S                                             16,125      5/30/08   262,031  16.25 (4) 5 YEAR (12 MONTHS)
               WALGREENS EASTERN CO. INC.                           9,067     12/31/21   145,024  15.99 --
                                                                ---------              -----------------
               Total: SMITHTOWN SHOPPING CENTER                    25,192                407,055  16.16
                                                                ---------              -----------------

         THE BRANCH SHOPPING CENTER, SMITHTOWN (Strip Mall)
               GRAND UNION                                         63,000     11/30/13   837,270  13.29 (1) 10 YEAR & (1) 5 YEAR
               PERGAMENT HOME CENTERS                              20,670     10/31/04   272,844  13.20 (3) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: RD BRANCH ASSOCIATES L.P.                    83,670              1,110,114  13.27
                                                                ---------              -----------------

         NEW LOUDON CENTER, LATHAM (Strip Mall)
               MARSHALLS                                           26,015      1/31/04   104,060   4.00 (1) 5 YEAR (12 MONTHS)
               PRICE CHOPPER                                       76,060      5/31/15   760,577  10.00 (4) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: NEW LOUDEN CENTER                           102,075                864,637   8.47
                                                                ---------              -----------------

         TROY PLAZA, TROY (Strip Mall)
               AMES                                                71,665      5/31/01   140,000   1.95 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                       29,044      9/30/04    56,000   1.93 (2) 5 YEAR
                                                                ---------              -----------------
               Total: TROY PLAZA                                  100,709                196,000   1.95
                                                                ---------              -----------------

         PACESETTER PARK SHOPPING CENTER, POMONA (Strip Center)
               GRAND UNION                                         52,052      8/31/20   299,908   5.76 (2) 10 YEAR
                                                                ---------              -----------------
               Total: PACESETTER PARK SHOPPING CENTER              52,052                299,908   5.76
                                                                ---------              -----------------

Total: New York Region                                          1,125,611              9,438,539   8.39
                                                                ---------              -----------------

        (1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with rents of $618,075

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
                            Property/Tenant Name                   Square    Lease        Annual    Annual        Options/
                              (Type of Center)                    Footage  Expiration      Rent    Rent PSF    Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)














                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
                            Property/Tenant Name                   Square    Lease        Annual    Annual        Options/
                              (Type of Center)                    Footage  Expiration      Rent    Rent PSF    Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic
------------

     Pennsylvania
     ------------
         ABINGTON TOWNE CENTER, ABINGTON (Strip Mall)(1)               --           --        --     --
                                                                ---------              -----------------

         AMES PLAZA, SHAMOKIN (Strip Mall)
               AMES                                                59,116      1/31/03   84,006    1.42 (2) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: AMES PLAZA                                   59,116                84,006    1.42
                                                                ---------              -----------------

         BIRNEY PLAZA, MOOSIC (Strip Mall)
               BIG LOTS                                            30,537      1/31/03  106,880    3.50 (1) 5 YEAR (6 MONTHS)
               KMART                                              104,956     10/31/04  204,664    1.95 (9) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: BIRNEY PLAZA                                135,493               311,544    2.30
                                                                ---------              -----------------

         BLACKMAN PLAZA, WILKES-BARRE (Strip Mall)
               KMART                                              104,956     10/31/04  204,664    1.95 (9) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: BLACKMAN PLAZA                              104,956               204,664    1.95
                                                                ---------              -----------------

         BRADFORD TOWNE CENTRE, TOWANDA (Strip Mall)
               KMART                                               94,841      3/31/19  474,205    5.00 (10) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                                        51,658      9/30/14  413,264    8.00 (2) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: BRADFORD TOWNE CENTRE                       146,499                887,469   6.06
                                                                ---------              -----------------

         CIRCLE PLAZA, SHAMOKIN DAM (Strip Mall)
               KMART                                               92,171      11/7/04   252,289   2.74 (9) 5 YEAR (12 MONTHS)
                                                                ---------              -----------------
               Total: CIRCLE PLAZA                                 92,171                252,289   2.74
                                                                ---------              -----------------

         DUNMORE PLAZA, DUNMORE (Strip Mall)
               ECKERD DRUGS                                        13,205     11/30/04    89,134   6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                       26,475     11/30/05        --     -- (3) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: DUNMORE PLAZA                                39,680                 89,134   2.25
                                                                ---------              -----------------

         EAST END CENTER, WILKES-BARRE (Strip Mall)
               AMES                                                83,000      1/31/07   436,000   5.25 (6) 5 YEAR (6 MONTHS)
               PHAR-MOR                                            43,200      3/31/03   324,000   7.50 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                       50,000      4/30/08   357,500   7.15 (4) 5 YEAR (6 MONTHS)
                                                                ---------              -----------------
               Total: EAST END CENTER                             176,200              1,117,500   6.34
                                                                ---------              -----------------

(1) Formerly the Atrium Mall, the Company is currently redeveloping the entire center. The leases with the two anchors, A&P Supermarket and Circuit City have been terminated as of June 30, 2000 in connection with the redevelopment. Target is to replace these two tenants as part of the redevelopment and will own and occupy 157,616 square feet of the main building.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
                            Property/Tenant Name                 Square    Lease        Annual    Annual        Options/
                              (Type of Center)                  Footage  Expiration      Rent    Rent PSF    Required Notice
---------------------------------------------------------------------------------------------------------------------------------
                THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
        (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic (continued)
------------------------

     Pennsylvania
     ------------
      GREENRIDGE PLAZA, SCRANTON (Strip Mall)
      AMES                                                       83,330       1/31/07  380,000   4.56 (6) 5 YEAR (6 MONTHS)
                                                              ---------              -----------------
      Total: GREENRIDGE PLAZA                                    83,330                380,000   4.56
                                                              ---------              -----------------

KINGSTON PLAZA, KINGSTON (Strip Mall)
      DOLLAR GENERAL                                              6,500       6/30/01   35,750   5.50 (2) 3 YEAR (6 MONTHS)
      PRICE CHOPPER                                              45,000      12/31/06  245,000   5.44 (4) 5 YEAR (6 MONTHS)
                                                              ---------              -----------------
      Total: KINGSTON PLAZA                                      51,500                280,750   5.45
                                                              ---------              -----------------

LUZERNE STREET SHOPPING CENTER, SCRANTON (Strip Mall)
      ECKERD DRUGS                                               14,000       4/30/04   94,500   6.75 (3) 5 YEAR (6 MONTHS)
      PRICE CHOPPER                                              40,618       4/30/04  177,650   4.37 (4) 5 YEAR (12 MONTHS)
                                                              ---------              -----------------
      Total: LUZERNE STREET SHOPPING CENTER                      54,618                272,150   4.98
                                                              ---------              -----------------

MARK PLAZA, EDWARDSVILLE (Strip Mall)
      KMART                                                     104,956      10/31/04  204,664   1.95 (10) 5 YEAR (12 MONTHS)
      REDNER'S MARKET                                            52,639       5/31/18  421,112   8.00 (2) 5 YEAR (6 MONTHS)
                                                              ---------              -----------------
      Total: MARK PLAZA                                         157,595                625,776   3.97
                                                              ---------              -----------------

MONROE PLAZA, STROUDSBURG (Strip Mall)
      AMES                                                       61,489       1/29/09   94,434   1.54 (3) 5 YEAR
      ECKERD DRUGS                                               13,716      10/31/02   48,006   3.50 (2) 5 YEAR (6 MONTHS)
      SHOP-RITE                                                  52,924      10/31/05  281,278   5.31 (3) 5 & (1) 3 YEAR
                                                              ---------              -----------------
      Total: MONROE PLAZA                                       128,129                423,718   3.31
                                                              ---------              -----------------

MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN (Strip Mall)
      ACME MARKETS                                               32,200       6/30/04   85,416   2.65 Not Operating - Closed 2/24/00
      ECKERD DRUGS                                               15,808       4/30/04   60,000   3.80 (4) 5 YEAR (6 MONTHS)
      KLING'S HANDYMAN                                           20,000       1/31/02   80,000   4.00 (1) 5 YEAR (6 MONTHS)
                                                              ---------              -----------------
      Total: MOUNTAINVILLE SHOPPING CENTER                       68,008                225,416   3.31
                                                              ---------              -----------------

PITTSTON PLAZA, PITTSTON (Strip Mail)
      ECKERD DRUGS                                                8,468       6/30/06   76,212   9.00 (2) 5 YEAR (6 MONTHS)
      REDNER'S MARKETS                                           59,100      12/31/18  416,000   7.04 (2) 5 YEAR
                                                              ---------              -----------------
      Total: PITTSTON PLAZA                                      67,568                492,212   7.28
                                                              ---------              -----------------

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                       Square            Lease           Annual         Annual       Options/
          (Type of Center)                          Footage         Expiration         Rent         Rent PSF   Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
             THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
      (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic (continued)
------------------------

  Pennsylvania
  ------------
      PLAZA 15, LEWISBURG (Strip Mall)
            AMES                                       53,000          4/30/01         121,900         2.30 (4) 5 YEAR (6 MONTHS)
            WEIS MARKETS                               28,800         12/31/01          95,088         3.30 (4) 5 YEAR (3 MONTHS)
                                                    ---------                   ---------------------------
            Total: PLAZA 15                            81,800                          216,988         2.65
                                                    ---------                   ---------------------------

      PLAZA 422, LEBANON (Strip Mall)
            PLAYTIME INC. (Sub-leased from Giant)      40,783          9/23/04         132,030         3.24 (5) 5 YEAR
            AMES                                       83,330         10/31/01         130,000         1.56 (4) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: PLAZA 422                          124,113                          262,030         2.11
                                                    ---------                   ---------------------------

      ROUTE 6 MALL, HONESDALE (Strip Mall)
            KMART                                     119,658          4/30/20         687,951         5.75 (10) 5 YEAR (AUTOMATIC)
                                                    ---------                   ---------------------------
            Total: ROUTE 6 MALL                       119,658                          687,951         5.75
                                                    ---------                   ---------------------------

      SHILLINGTON PLAZA, READING (Strip Mall)
            KMART                                      94,500          7/31/04         261,000         2.76 (9) 5 YEAR (12 MONTHS)
            WEIS MARKETS                               40,107          8/31/01         106,720         2.66 (3) 5 YEAR (12 MONTHS)
                                                    ---------                   ---------------------------
            Total: SHILLINGTON PLAZA                  134,607                          367,720         2.73
                                                    ---------                   ---------------------------

      TIOGA WEST,TUNKHANNOCK (Strip Mall)
            AMES                                       53,000          5/31/05         111,300         2.10 (2) 5 YEAR (6 MONTHS)
            ECKERD DRUGS                               12,600          3/31/00          40,000         3.17 (1) 5 YEAR (6 MONTHS)
            FASHION BUG (Pays percentage rent only)    13,500         11/30/09            --           -    (3) 5 YEAR (6 MONTHS)
            PENN TRAFFIC                               34,238          9/30/14         222,547         6.50 (1) 5 YEAR & (1) 4 YEAR
                                                    ---------                   ---------------------------
            Total: TIOGA WEST                         113,338                          373,847         3.30
                                                    ---------                   ---------------------------

      25TH STREET SHOPPING CENTER, EASTON (Strip Mall)
            CVS                                        13,400         12/31/05         127,300         9.50 (1) 5 YEAR (6 MONTHS)
            PETCO                                      15,400          1/31/09         127,050         8.25 (2) 5 YEAR
                                                    ---------                   ---------------------------
            Total: 25TH STREET SHOPPING CENTER         28,800                          254,350         8.83
                                                    ---------                   ---------------------------
      UNION PLAZA, NEW CASTLE (Strip Mall)
            AMES                                       94,000          1/31/17         493,500         5.25 (2) 5 YEAR
            PEEBLES                                    25,052          1/31/18            --           --   (3) 3 YEAR (AUTOMATIC)
            SEARS                                      98,940         10/25/11         445,230         4.50 (4) 5 YEAR
                                                    ---------                   ---------------------------
            Total: UNION PLAZA                        217,992                          938,730         4.31
                                                    ---------                   ---------------------------

      VALMONT PLAZA, WEST HAZELTON (Strip Mall)
            AMES                                       96,600          1/31/07         220,000         2.28 (3) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: VALMONT PLAZA                       96,600                          220,000         2.28
                                                    ---------                   ---------------------------

  Virginia
  --------
      KINGS FAIRGROUNDS, DANVILLE (Strip Mall)
            CVS                                        12,160          2/28/02          29,184         2.40 (2) 5 YEAR
            SCHEWEL FURNITURE                          60,200          1/31/01         165,550         2.75 (2) 5 YEAR (3 MONTHS)
            TRACTOR SUPPLY CO                          30,975         11/30/08         123,899         4.00 (3) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: KINGS FAIRGROUNDS                  103,335                          318,633         3.08
                                                    ---------                   ---------------------------
  Total : Mid-Atlantic                              2,385,106                        9,286,877         3.89
                                                    ---------                   ---------------------------

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                          Square            Lease           Annual         Annual       Options/
          (Type of Center)                             Footage         Expiration         Rent         Rent PSF   Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
             THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
      (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------

Southeast
---------

     Alabama
     -------
         MIDWAY PLAZA, OPELIKA (Strip Mall)
               BEALL'S OUTLET                             30,000          4/30/01          30,000         1.00 -
               EASTWYNN THEATRES                          25,238          6/30/05         114,580         4.54 (2)5 YEAR (12 MONTHS)
               OFFICE DEPOT                               28,787         10/31/07          69,380         2.41 (3)5 YEAR (AUTOMATIC)
                                                       ---------                   ---------------------------
               Total: MIDWAY PLAZA                        84,025                          213,960         2.55
                                                       ---------                   ---------------------------

         NORTHSIDE MALL, DOTHAN (Mall)
               WAL-MART                                  111,970          1/31/04         227,974         2.04 (6) 5 YEAR (6 MONTHS)
                                                       ---------                   ---------------------------
               Total: NORTHSIDE MALL                     111,970                          227,974         2.04
                                                       ---------                   ---------------------------

     Florida
     -------
         NEW SMYRNA BEACH SHOPPING CNTR,
               NEW SMYRNA BEACH (Strip Mall)
               HARDBODIES FAMILY FITNESS                  11,200          8/31/08          44,800         4.00 -
               THEATRE MANAGEMENT INC. (1)                24,780         11/30/05         223,020         9.00 (4) 5 YEAR (6 MONTHS)
                                                       ---------                   ---------------------------
               Total: NEW SMYRNA BEACH SHOPPING CNTR      35,980                          267,820         7.44
                                                       ---------                   ---------------------------
     Georgia
     -------
         CLOUD SPRINGS PLAZA, FORT OGLETHORPE (Strip Mall)
               BIG LOTS                                   30,000         10/31/05          99,000         3.30 -
               FOOD LION                                  29,000          1/31/11         181,250         6.25 (4) 5 YEAR
               W.S. BADCOCK                               15,260          9/28/05          45,780         3.00 (1) 5 YEAR (6 MONTHS)
                                                       ---------                   ---------------------------
               Total: CLOUD SPRINGS PLAZA                 74,260                          326,030         4.39
                                                       ---------                   ---------------------------

     South Carolina
     --------------
         MARTINTOWN PLAZA, NORTH AUGUSTA (Strip Mall)
               BELK STORE                                 44,000          1/31/04         154,000         3.50 (4)5 YEAR (6 MONTHS)
               OFFICE DEPOT                               29,996          6/30/08         142,500         4.75 (2)5 YEAR (12 MONTHS)
                                                       ---------                   ---------------------------
               Total: MARTINTOWN PLAZA                    73,996                          296,500         4.01
                                                       ---------                   ---------------------------

         WESMARK PLAZA, SUMTER (Strip Mall)
               GOODY'S                                    24,960          5/31/05         162,240         6.50 (2) 5 YEAR (6 MONTHS)
               STAPLES                                    21,840          9/30/05          98,280         4.50 (3) 5 YEAR (6 MONTHS)
               THEATRE MANAGEMENT INC.                    28,000          5/31/09         252,001         9.00 (2) 5 YEAR (6 MONTHS)
                                                       ---------                   ---------------------------
               Total: WESMARK PLAZA                       74,800                          512,521         6.85
                                                       ---------                   ---------------------------

     Total:  Southeast                                   455,031                        1,844,805         4.05
                                                       ---------                   ---------------------------

(1) The tenant has recently expanded bringing the total space to 35,280 s.f. with rents of $349,020

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                           Square           Lease           Annual         Annual       Options/
          (Type of Center)                             Footage         Expiration         Rent         Rent PSF   Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
             THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
      (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------

Midwest
-------

  Illinois
  --------
      HOBSON WEST PLAZA, NAPERVILLE (Strip Mall)
            EAGLE FOOD CENTERS                         42,037         11/30/07         170,000         4.04 (5) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: HOBSON WEST PLAZA,                  42,037                          170,000         4.04
                                                    ---------                   ---------------------------
  Indiana
  -------
      MERRILLVILLE PLAZA, MERRILLVILLE (Strip Mall)
            JC PENNEY                                  50,000          1/31/08         450,000         9.00 (2) 5 YEAR (12 MONTHS)
            OFFICEMAX                                  26,157          7/31/08         202,717         7.75 (4) 5 YEAR (6 MONTHS)
            TJX COMPANIES INC.                         25,200          1/31/04         182,700         7.25 (1) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: MERRILLVILLE PLAZA                 101,357                          835,417         8.24
                                                    ---------                   ---------------------------
  Michigan
  --------
      BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
            (Strip Mall)
            HOME GOODS                                 37,452          1/31/10         290,253         7.75 (3) 5 YEAR
            DRUG EMPORIUM                              37,230         10/31/00         223,380         6.00 (4) 5 YEAR (6 MONTHS)
            OFFICEMAX                                  21,500          6/30/10         182,750         8.50 (3) 5 YEAR (9 MONTHS)
            TJ MAXX                                    36,000          3/31/03         234,000         6.50 (2) 5 YEAR (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: BLOOMFIELD TOWN SQUARE             132,182                          930,383         7.04
                                                    ---------                   ---------------------------
  Ohio
  ----
      MAD RIVER STATION - RETAIL, DAYTON (Strip Mall)
            BABIES 'R' US                              33,147          2/28/05         243,631         7.35 (3) 5 YEAR
            OFFICE DEPOT                               25,038          8/31/05         231,601         9.25 (1) 5 YEAR (6 MONTH)
                                                    ---------                   ---------------------------
            Total: MAD RIVER STATION - RETAIL SPACE    58,185                          475,232         8.17
                                                    ---------                   ---------------------------

  Total: Midwest                                      333,761                        2,411,032         7.22
                                                    ---------                   ---------------------------
Total: Retail Anchor Properties- Wholly Owned       4,844,499                      $25,727,527      $  5.31
                                                    =========                   ===========================



Mixed Use
---------

New England
-----------

  Connecticut
  -----------
      239 GREENWICH AVE., GREENWICH
            (Mixed Use - Retail/Apts)
            CHICO'S FASHION                             4,541          1/31/10        $295,165      $ 65.00 (2) 5 YEARS
            RESTORATION HARDWARE INC.                  12,293          4/30/15         830,000        67.52 (2) 5 YEARS (6 MONTHS)
                                                    ---------                   ---------------------------
            Total: 239 GREENWICH AVE.                  16,834                        1,125,165        66.84
                                                    ---------                   ---------------------------
  Total : New England                                  16,834                        1,125,165        66.84
                                                    ---------                   ---------------------------
Southeast
---------

  Florida
  -------
      NORTHWOOD CENTRE, TALLAHASSEE
            (Mixed Use - Retail/Office)
            DPR #790:0070                             123,387         04/30/06       1,645,697        13.34 (5) 1 YEAR
            DEPT OF HEALTH #640:0078 (1)               59,150         04/30/04         847,620        14.33 (10) 1 YEAR (6 MONTHS)
            DCF #590:1998                             119,054         07/31/05       1,963,200        16.49 (1) 6 YEAR & (2) 2 YEAR
            PUBLIX SUPERMARKET                         51,950          6/30/05         175,000         3.37 (4) 5 YEAR
                                                    ---------                   ---------------------------
            Total: NORTHWOOD CENTRE                   353,541                        4,631,517        13.10
                                                    ---------                   ---------------------------
  Total : Southeast                                   353,541                        4,631,517        13.10
                                                    ---------                   ---------------------------
Total: Mixed Use                                      370,375                       $5,756,682       $15.54
                                                    ---------                   ---------------------------

(1) The Company has received notification that this Florida State agency intends on vacating their space. It is anticipated that this will occur July 2000. Essentially all of this square footage currently occupied by the Department of Health has been released to other FL Sate agencies at this date.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                              Anchor Tenant Summary

-----------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                          Square            Lease           Annual         Annual       Options/
          (Type of Center)                             Footage         Expiration         Rent         Rent PSF   Required Notice
-----------------------------------------------------------------------------------------------------------------------------------
             THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
      (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Unconsolidated Retail Properties
--------------------------------

New York Region
---------------

     New York
     --------
          CROSSROADS SHOPPING CENTER,WHITE PLAINS,
            (Strip Mall)
            K-MART                                    100,725          1/31/12        $566,250       $ 5.62 (5) 5 YEAR (9 MONTHS)
            WALDBAUMS                                  38,208         12/31/07         504,000        13.19 (5) 5 YEAR (9 MONTHS)
            B. DALTON                                  12,430          5/28/12         321,813        25.89 (2) 5 YEAR (18 MONTHS)
            MODELL'S                                   15,000          1/11/02         204,733        13.65 -
            PERGAMENT                                  25,000          2/28/09         193,750         7.75 (2) 5 YEAR (12 MONTHS)
                                                    ---------                   ---------------------------
            Total: CROSSROADS SHOPPING CENTER         191,363                        1,790,546         9.36
                                                    ---------                   ---------------------------

   Total:   New York Region                           191,363                        1,790,546         9.36
                                                    ---------                   ---------------------------

Total: Unconsolidated Retail Properties               191,363                          $1,790,546    $ 9.36
                                                    =========                   ===========================

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations

                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Retail Properties
  Anchor Tenant Expirations
              2000                  1             37,230             0.77%         223,379             0.87%                 6.00
              2001                  9            401,520             8.29%         945,008             3.67%                 2.35
              2002                  4             73,104             1.51%         470,312             1.83%                 6.43
              2003                  5            229,553             4.74%       1,006,886             3.91%                 4.39
              2004                 20          1,047,510            21.62%       3,307,315            12.86%                 3.16
              2005                 18            543,822            11.23%       2,935,349            11.41%                 5.40
              2006                  2             53,468             1.10%         321,212             1.25%                 6.01
              2007                  7            427,359             8.82%       1,914,380             7.44%                 4.48
              2008                  7            214,453             4.43%       1,583,448             6.15%                 7.38
              2009                  7            362,800             7.49%       1,265,255             4.92%                 3.49
              2010                  3             84,352             1.74%       1,069,253             4.16%                12.68
              2011                  2            127,940             2.64%         626,480             2.44%                 4.90
              2012                  1             50,225             1.04%         516,960             2.01%                10.29
              2013                  2            115,392             2.38%       1,334,994             5.19%                11.57
              2014                  2             85,896             1.77%         635,811             2.47%                 7.40
              2015                  2            120,884             2.50%       1,358,841             5.28%                11.24
              2017                  2            158,665             3.28%       1,223,500             4.76%                 7.71
              2018                  4            168,410             3.48%       1,200,731             4.67%                 7.13
              2019                  3            327,845             6.77%       2,206,061             8.57%                 6.73
              2020                  3            205,004             4.23%       1,437,328             5.59%                 7.01
              2021                  1              9,067             0.17%         145,024             0.55%                15.99
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                    105          4,844,499           100.00%     $25,727,527           100.00%           $     5.31

Total Vacant                                     534,893
                                        ----------------
Total Square Feet                              5,379,392
                                        ================

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations

                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Retail Properties
   Shop Tenant Expirations
         Month to Month            52            213,502             9.35%     $ 1,110,310             4.84%           $     5.20
              2000                 56            181,183             7.94%       1,694,145             7.39%                 9.35
              2001                 88            288,356            12.63%       2,982,454            13.01%                10.34
              2002                 81            313,121            13.72%       3,083,058            13.44%                 9.85
              2003                 73            280,473            12.29%       2,945,664            12.85%                10.50
              2004                 58            250,289            10.96%       2,929,035            12.77%                11.70
              2005                 45            212,861             9.33%       2,252,494             9.82%                10.58
              2006                 15             87,942             3.85%         748,157             3.26%                 8.51
              2007                 12             93,525             4.10%       1,084,513             4.73%                11.60
              2008                 20            116,162             5.09%       1,461,140             6.37%                12.58
              2009                 20            102,706             4.50%       1,059,106             4.62%                10.31
              2010                  7             55,818             2.45%         385,493             1.68%                 6.91
              2011                  3             22,358             0.98%         293,254             1.28%                13.12
              2014                  2             31,411             1.38%         357,500             1.56%                11.38
              2015                  2             18,092             0.79%         307,830             1.34%                17.01
              2019                  1             14,887             0.64%         236,800             1.05%                15.91
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                    535          2,282,686           100.00%     $22,930,953           100.00%           $    10.05

Total Vacant                                     451,409
                                        ----------------

Total Square Feet                             2,734,095
                                        ================

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations

                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Retail Properties

  Total Retail Expirations
         Month to Month            52            213,502             3.00%     $ 1,110,310             2.28%           $     5.20
              2000                 57            218,413             3.06%       1,917,524             3.94%                 8.78
              2001                 97            689,876             9.68%       3,927,462             8.07%                 5.69
              2002                 85            386,225             5.42%       3,553,370             7.30%                 9.20
              2003                 78            510,026             7.16%       3,952,550             8.12%                 7.75
              2004                 78          1,297,799            18.19%       6,236,350            12.82%                 4.81
              2005                 63            756,683            10.62%       5,187,843            10.65%                 6.86
              2006                 17            141,410             1.98%       1,069,369             2.20%                 7.56
              2007                 19            520,884             7.31%       2,998,893             6.16%                 5.76
              2008                 27            330,615             4.64%       3,044,588             6.26%                 9.21
              2009(1)              27            465,506             6.53%       2,324,361             4.78%                 4.99
              2010                 10            140,170             1.97%       1,454,746             2.99%                10.38
              2011                  5            150,298             2.11%         919,734             1.89%                 6.12
              2012                  1             50,225             0.70%         516,960             1.06%                10.29
              2013                  2            115,392             1.62%       1,334,994             2.74%                11.57
              2014                  4            117,307             1.65%         993,311             2.04%                 8.47
              2015                  4            138,976             1.95%       1,666,671             3.43%                11.99
              2017                  2            158,665             2.23%       1,223,500             2.51%                 7.71
              2018                  4            168,410             2.36%       1,200,731             2.47%                 7.13
              2019                  4            342,732             4.81%       2,442,861             5.02%                 7.13
              2020                  3            205,004             2.88%       1,437,328             2.95%                 7.01
              2021                  1              9,067             0.13%         145,024             0.32%                15.99
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                    640          7,127,185           100.00%      48,658,480           100.00%                 6.83

Total Vacant                                     986,302
                                        ----------------

Total Square Feet                              8,113,487
                                        ================

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations

                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Mixed Use Expirations
         Month to Month             7             21,457             4.32%     $   268,064             3.66%           $    12.49
              2000                  5             38,025             7.66%         487,565             6.65%                12.82
              2001                  6             36,259             7.31%         499,362             6.82%                13.77
              2003                  3              6,627             1.34%          99,050             1.35%                14.95
              2004(1)               4             66,911            13.48%         958,218            13.08%                14.32
              2005                  4            176,673            35.61%       2,187,111            29.85%                12.38
              2006                  2            133,137            26.83%       1,695,097            23.14%                12.73
              2009                  1                266             0.05%           7,257             0.10%                27.28
              2010                  1               4541             0.92%         295,165             4.03%                65.00
              2015                  1             12,293             2.48%         830,000            11.32%                67.52
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                     34            496,189           100.00%       7,326,889           100.00%                14.77

Total Vacant                                      20,657
                                        ----------------

Total Square Feet                                516,846
                                        ================

(1) The Company has received notification that the Florida Department of Health intends on vacating their space in 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations

                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Total Portfolio Expirations
         Month to Month            59            234,959             3.08%       1,378,374             2.46%                 5.87
              2000                 62            256,438             3.36%       2,405,089             4.30%                 9.38
              2001                103            726,135             9.53%       4,426,824             7.91%                 6.10
              2002                 85            386,225             5.07%       3,553,370             6.35%                 9.20
              2003                 81            516,653             6.78%       4,051,600             7.24%                 7.84
              2004(1)              82          1,364,710            17.90%       7,194,568            12.85%                 5.27
              2005                 67            933,356            12.24%       7,374,954            13.17%                 7.90
              2006                 19            274,547             3.60%       2,764,466             4.94%                10.07
              2007                 19            520,884             6.83%       2,998,893             5.36%                 5.76
              2008                 27            330,615             4.34%       3,044,588             5.44%                 9.21
              2009                 28            465,772             6.11%       2,331,618             4.16%                 5.01
              2010                 11            144,711             1.90%       1,749,911             3.13%                12.09
              2011                  5            150,298             1.97%         919,734             1.64%                 6.12
              2012                  1             50,225             0.66%         516,960             0.92%                10.29
              2013                  2            115,392             1.51%       1,334,994             2.38%                11.57
              2014                  4            117,307             1.54%         993,311             1.77%                 8.47
              2015                  5            151,269             1.98%       2,496,671             4.46%                16.50
              2017                  2            158,665             2.08%       1,223,500             2.19%                 7.71
              2018                  4            168,410             2.21%       1,200,731             2.14%                 7.13
              2019                  4            342,732             4.50%       2,442,861             4.36%                 7.13
              2020                  3            205,004             2.69%       1,437,328             2.57%                 7.01
              2021                  1              9,067             0.12%         145,024             0.26%                15.99
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                    674          7,623,374           100.00%      55,985,369           100.00%                 7.34


Total Vacant                                   1,006,959
                                        ----------------

Total Square Feet                              8,630,333
                                        ================

(1) The Company has received notification that the Florida Department of Health intends on vacating their space in 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                                Lease Expirations


                                                     Gross Leased Area                        Annualized Base Rent
                                                --------------------------             ------------------------------------
                              Number of                            Percent                          Percent                Average
                                Leases          Square               of                                of                    per
                               Expiring         Footage             Total         Amount              Total                 Sq. Ft.
                              ---------         -------            -------        ------            -------                --------
Joint Ventures
         Month to Month             1              3,000             0.97%     $    95,700             1.88%                31.90
              2000                  1              3,162             1.02%          61,928             1.22%                19.59
              2001                  1              1,650             0.53%          50,144             0.99%                30.39
              2002                  7             31,517            10.21%         689,317            13.55%                21.87
              2003                  5             20,241             6.56%         626,518            12.31%                30.95
              2004                  7             30,516             9.88%         784,249            15.41%                25.70
              2005                  6             19,315             6.26%         549,675            10.80%                28.46
              2006                  3              5,260             1.70%         150,818             2.96%                28.67
              2007                  4             44,238            14.33%         702,891            13.81%                15.89
              2008                  3             10,201             3.30%         241,883             4.75%                23.71
              2009                  2             26,462             8.57%         247,844             4.87%                 9.37
              2012                  2            113,155            36.67%         888,063            17.45%                 7.85
                                  ---          ---------           ------      -----------           ------            ----------
Total Occupied                     42            308,717           100.00%       5,089,030           100.00%                16.48


Total Vacant                                       2,310
                                        ----------------

Total Square Feet                                311,027
                                        ================

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000

                      Residential (Multi-family) Properties
                            ------------------------

                                                                                     % Leased       % Leased
               Property                     Location        Square Feet    Units   June 30, 2000   March 31, 2000
               --------                     --------        -----------    -----   -------------   --------------
              MID-ATLANTIC

                Maryland
                --------
          Glen Oaks Apartments              Greenbelt         557,772         463           98%          99%

          Marley Run Apartments             Pasadena          274,200         336           95%          94%

             North Carolina
             --------------
           Village Apartments               Winston Salem     578,606         600           81%          77%

                 MIDWEST

                Missouri
                --------
Gate House, Holiday House, Tiger Village,   Columbia          628,891         874           90%          96% (1)
            Colony Apartments                               ---------    ---------    ---------

                 Totals                                     2,039,469        2,273           90%         92%
                                                            ---------    ---------    ---------

(1) The decline in occupancy at this center is due to seasonality as this property has tenants associated with the University of Missouri.

                                                         ACADIA            NYSE
                                                         REALTY TRUST      AKR
                                                         ----------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  JUNE 30, 2000


                         Properties Under Redevelopment
                         ------------------------------

                                                                                                                      Expected
                                                                         Projected      Projected      Projected       Date of
                       Type of           Total            Costs            Costs          Total          Return       Stabilized
    Center             Center             GLA            Incurred        Remaining        Cost           on Cost      Operatons
    ------             ------             ---            --------        ---------        ----           -------      ---------
Gateway Mall        Strip Center       106,245(1)       $7,131,000      $ 9,269,000     $16,400,000       10.0%     4th Qtr. 2001

Elmwood Park        Strip Center       155,000          $  103,700      $11,796,300     $11,900,000       11.3%     3rd Qtr. 2002

Atrium Mall         Enclosed Mall      178,434          $   64,800      $ 3,935,200     $ 4,000,000       (2)       4th Qtr. 2001

Northside Mall      Enclosed Mall      382,299          $  653,600      $   846,400     $ 1,500,000       13.0%     4th Qtr. 2000

Future Redevelopment/Anchor Retenanting Properties
--------------------------------------------------

Methuen             Strip Center                           134,494

(1) Although currently 119,452 square feet, this center will be 106,245 following the completion of redevelopment

(2) In June 2000, the Company entered into a contract to sell approximately 160,000 square feet of the main building at the Atrium Mall to the Target Corporation for $11.5 million. The Company will retain ownership of approximately 50,000 square feet of the building as well as the outparcels and related parking areas. Following completion of the redevelopment, the center will be anchored by a Target store and T.J. Maxx. The redevelopment will result in a net increase in property value of approximately $3.9 million (net of redevelopment costs and associated downtime).